                            [PICTURE APPEARS HERE]

                      The Riverfront Income Equity Fund

                         The Riverfront Balanced Fund

                   The Riverfront Large Company Select Fund

                    The Riverfront Stock Appreciation Fund

                  The Riverfront U.S. Government Income Fund

                    The Riverfront Ohio Tax-Free Bond Fund

         The Riverfront U.S. Government Securities Money Market Fund



                                    [LOGO]


                              R I V E R F R O N T
                                   F U N D S
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Table of Contents                                           The Riverfront Funds
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
Message From Your Chairman..................................................   2

Message From Your Investment Adviser........................................   4

Performance Reviews.........................................................   6

Statements of Assets and Liabilities........................................  13

Statements of Operations....................................................  15

Statements of Changes in Net Assets.........................................  17

Schedules of Portfolio Investments..........................................  19

Notes to Financial Statements...............................................  32

Financial Highlights........................................................  42

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Message From The Chairman                                   The Riverfront Funds

--------------------------------------------------------------------------------

Dear Shareholders:

We're pleased to report that the six month period ended June 30, 1997, was a strong one for The Riverfront Funds. Equities continued to soar, and while bonds did not generate the excitement that stocks did, they too posted positive returns for the period.

Much of this activity was fueled by investors' continued interest in mutual funds--and we're very pleased to report that many chose to invest in our fund family based on performance. During the first half of 1997, net assets under management in The Riverfront Funds increased 10%, rising from $363 million on December 31, 1996, to $401 million at the end of the period. Moreover, as the second half of the year began, net assets under management in The Riverfront Income Equity Fund passed $100 million.

THE LARGE COMPANY SELECT FUND LAUNCHES

We're also pleased to report, as previously announced in our annual report, two common trust funds managed by the Provident Bank for trust clients were merged to form The Riverfront Large Company Select Fund on January 2, 1997. Now open to all investors, the Fund invests primarily in larger capitalization companies, many of which are among the best known names in the world--and which led the markets higher throughout the period. Consequently, the Fund's first months in operation were very strong ones, and well in line with the track records of the two funds merged. A detailed summary of the Fund's activities over the period is included in this report. For a prospectus on this Fund or any of the Riverfront Funds, please call us at 1-800-424-2295. Please read the prospectus carefully before investing.

A WORD OF CAUTION

Very simply, after the spectacular advances of the past several months, valuations in the stock market are high. At this point, a correction would not be all that surprising--and, as has happened in the past, one could materialize very swiftly. For those investing with a long-term outlook, such a correction would present a tremendous buying opportunity. For others with shorter time horizons or unable to stomach the market's inherent volatility, such a downturn might be more traumatic. Consequently, given the current environment, we encourage you to review your time horizons and assess your tolerance for risk. While we are very optimistic about the stock and bond markets' long-term prospects, it's critical to keep in mind that they are just that: long-term prospects.

IN CLOSING . . .

We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the Riverfront Funds during the six months ended June 30, 1997.

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Message From The Chairman, continued                        The Riverfront Funds

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Finally, we thank you for your continued confidence in us. We look forward to providing you with the investment management you expect and to serve your needs now and in the future. As always, if you would like a prospectus, have any questions, or require any assistance, please don't hesitate to call us at 1-800-424-2295.

Sincerely,

/s/ Stephen G. Mintos
Stephen G. Mintos
Chairman
The Riverfront Funds, Inc.





      ------------------------------------------------------
      THE RIVERFRONT FUNDS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE PROVIDENT BANK OR ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
      ------------------------------------------------------

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Message From The Investment Adviser                         The Riverfront Funds

--------------------------------------------------------------------------------
Dear Shareholders:

Despite the distance it has traveled and its advanced age, the bull market steamed ahead in the first half of 1997. For a few brief weeks in early spring, stocks in the S&P 500 Index declined approximately 9% in value. But corporate earnings in the first quarter surprised investors when they increased by approximately 10%, well above the original forecasts of only 5% growth in earnings. Also, inflation figures as measured by the Consumer Price Index dropped closer to the 2% level, not 3% as forecast by most economists.

Low interest rates, low inflation and solid corporate earnings--clearly the ingredients for a favorable investment environment--led to a rebound in stock prices. Enthusiasm returned to the minds of investors, and the stock market bounced back and roared higher and higher throughout May and June.

Overlooked in all the euphoria over stock prices, were the fixed-income markets. Concerned that the economy's growth did not seem to be slowing, bond investors spent the first quarter anticipating action by the Federal Reserve Bank. But inflation failed to ignite--and when the Fed did make a move on interest rates, it was a very modest one. Thus, interest rates remained relatively stable throughout the first half of the year. Given such an environment, major gains in bond prices were unlikely. Nonetheless, while the period was a quiet one, it was also one of positive progress.

UP, DOWN OR SIDEWAYS?

The question, of course, on everyone's mind is what happens next? Very simply, the business cycle has not been repealed. The current economic cycle is over seven years old. While there are no immediate signs of weakness, at some point in time, the economy and the financial markets will weaken.

The economy did slow in the second quarter from its torrid pace in the first quarter. Yet, we do not see any major decline in economic activity throughout the rest of the year.



Corporate earnings, while not as strong as in the first half, are still expected to be solid in the second half. Moreover, unless there is a significant increase in inflationary pressure, the Federal Reserve seems content to sit on the sidelines. And, given the recent declines in purchases of consumer durables such as automobiles, this may be precisely the right strategy for the Fed. Low inflationary pressure and low consumer demand will gradually bring economic growth in line with the Fed's target of 3% over the course of the next year.

International expansion will continue to fuel corporate earnings, although the strength of the U. S. dollar may impact the earnings of those companies with significant international business. Very simply, the economy is on a roll, and while things may slow a bit in the months ahead, there is every reason to believe that the environment will continue to be favorable for stocks and bonds.

HOW HIGH IS UP?

Nevertheless, there is some reason for caution on the part of investors. As we stated earlier, the business cycle has not been repealed--and neither have market cycles. At current levels, stock prices are very high by all fundamental measures of valuation. This is particularly true of the largest of the large-cap companies--the so called "new nifty fifty"--that have been the market leaders over the past few years. At this altitude, the market could encounter some turbulence, especially if earnings fall short of expectations. Even the tiniest piece of bad news could trigger a negative reaction. Needless to say, any stock that disappoints can expect very harsh treatment.

On the other hand, many smaller-capitalization stocks have been overlooked during the past year as investors have rushed into the large-cap issues. As a result, on a relative valuation basis, many of these smaller stocks are attractive. Consequently, in the years ahead, we see very real opportunity in the mid- and small-cap sectors of the stock market.

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Message From The Investment Adviser, continued              The Riverfront Funds

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THE IMPORTANCE OF BALANCE

A long-term, balanced approach to investing is more critical than ever. This is why we offer you diversity among the seven different funds in the Riverfront family of mutual funds. No one can tell you exactly when investor sentiment will shift from one investment style or sector of the capital markets to an alternative one.

Historically, the equity markets have returned 10% a year, not the 30%* we have seen over the past two years--and there is little doubt that stocks will eventually return to historical levels. It may not happen tomorrow. But it will happen eventually. Consequently, moderation and diversification across asset classes, not just equity sectors, are the key to success in the years ahead.


Sincerely,


/s/ Gary W. Queen
Gary W. Queen
Senior Managing Director
Capital Management Group
Provident Bank

-------
*Source: Ibbotson 1997 Yearbook, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Performance Reviews                                         The Riverfront Funds

--------------------------------------------------------------------------------
                       THE RIVERFRONT INCOME EQUITY FUND
The Fund invests primarily in income producing companies with a solid record of dividend growth. In the first half of 1997, the market leaders were once again very large multinational companies. The focus of the Fund, due to the emphasis on dividend yield, was on mid-cap companies. Performance of the Fund was impressive, returning 16.00% (Investor A shares)/1/ versus 14.75% for the Lipper Equity Income Average.

SIZING OPPORTUNITIES

The Fund's strong performance was due to the fact that while investors focused primarily on the very largest companies, we sought value in the lower end of the large-cap spectrum. Moreover, we moved quickly to capitalize on event-driven opportunities such as changes in management and favorable press. As a result, the Fund captured gains of 17% in Dow Jones (1.0% of the Fund's portfolio), 40% in Stanley Works (1.0%), 40% in Timken (0.4%) and 25% in American Home Products (1.7%).* Several similar situations also made solid contributions to performance.

TIME FOR A COMEBACK

Stocks in the lower end of the large-cap spectrum have lagged for some time and may represent value in a market that has been led by the multinationals. The current economic environment remains quite favorable, and we believe the Fund's holdings have attractive long-term prospects. Using history as a guide, it stands to reason that the market rally will broaden to include mid-cap stocks. The long-term fundamentals are in place, so that the economy can continue to expand and help fuel growth in corporate earnings for years to come. Demographic trends offer a compelling argument for a continued market rally, with people investing for retirement in the stock market. While the short term may offer some volatility and perhaps a correction, we believe the long-term outlook for stocks is very positive.

-------
*The composition of the Fund's portfolio is subject to change.

/1/The return with the maximum sales charge of 4.50% was 10.80% for the period.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The Lipper Equity Income Average consists of 30 equity income funds.

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Performance Reviews, continued                              The Riverfront Funds

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                          THE RIVERFRONT BALANCED FUND

The Fund seeks to provide long-term growth with a secondary focus on income by investing in a diversified portfolio of stocks, bonds and money market instruments. This conservatively managed fund had 58% of its assets in equities, 39% in fixed-income securities and 3% in cash and cash equivalents as of June 30, 1997. The low equity exposure versus its peer group of similar funds contributed to a slight underperformance for the first six months of 1997. The Fund returned 8.72% (Investor A shares)/1/ versus the Lipper Balanced Average return of 10.21%. Given the high valuations being placed on many large-cap companies, we believe that the Balanced Fund is well positioned for a possible correction. We offer a conservative choice for investors looking for steady growth.

REPOSITIONING NEARS COMPLETION

The repositioning of the portfolio was completed during the six months ended June 30, 1997. The equity portion of the portfolio was restructured to more closely resemble the S&P 500. Financial and technology stocks continued to be overweighted in the portfolio and performed very well. We believe the outlook for technology remains strong as society becomes more and more information driven. We also believe that the Federal Reserve, the White House and Congress will continue all efforts to fight inflation, thereby keeping interest rates low, which bodes well for financials.

The focus of the fixed-income portfolio was shifted from longer duration assets to intermediate assets, reducing the volatility to changes in interest rates. As a result, the volatility in the fixed-income markets in the first half of the year did not hinder performance.

The Fund's strongest equity performers continued to be large multinational companies, the market leaders for some time. Caterpillar (0.9% of the Fund's portfolio) and Deere & Co. (1.8%) in the capital goods sector both rose by more than 35%. Procter & Gamble (2.1%) gained 32.1%. In the healthcare sector, Bristol Myers Squibb (2.6%), Johnson & Johnson (0.6%), Merck (1.2%) and Pfizer (0.7%) all returned more than 30%. Microsoft (0.7%)* was the strongest performer, gaining 53.0% in the period.

WEIGHTING FOR A CORRECTION

The long-term outlook for stocks still appears to be very bright. The economic environment of slow growth without inflation will continue to be positive for large multinational companies. Information technology has provided the means to reduce costs and make manufacturing processes more efficient. The market continues to set new records, and the underlying fundamentals are still present to foster growth for many years to come. The long-term outlook for interest rates is also positive. Inflation seems to be becoming less of a concern, and the balanced budget agreement recently passed by Congress is reducing the supply of U.S. Government debt in the face of increasing demand. Demographic trends are a positive for both the stock and bond markets, with many people investing for retirement. The road to new highs in the markets may be a rough one with corrections along the way, but the long-term outlook remains very favorable.

As of June 30, 1997, the top five equity holdings in the Fund were Cisco Systems (3.1% of the Fund's portfolio), Bristol Myers Squibb (2.6%), Intel (2.1%), Procter & Gamble (2.1%) and Amoco (1.9%).*

-------
*The composition of the Fund's portfolio is subject to change.

/1/The return with the maximum sales charge of 4.50% was 3.83% for the period.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The Lipper Balanced Average is a composite of 522 funds in the Lipper balanced category.

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Performance Reviews, continued                              The Riverfront Funds

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                    THE RIVERFRONT LARGE COMPANY SELECT FUND

Opened to all investors on January 2, 1997, the Fund is intended for investors seeking long-term capital appreciation. The portfolio's assets are invested primarily in larger-capitalization companies, many of which are among the largest and best-known names in the country and around the world. For more information on this Fund or for a prospectus, please call us at 1-800-424-2294.

OFF TO A STRONG START

Larger-capitalization stocks led the market to record highs during the six months ended June 30, 1997. The index that measures this performance, the Standard and Poor's Index of 500 companies, gained 20.6%. The biggest of the larger-capitalization stocks performed extremely well. For example, the three largest companies in the United States, General Electric (3.6% of the Fund's portfolio), Coca-Cola (2.7%) and Microsoft (2.5%)*, saw their stock prices gain 32.5%, 29.7% and 53.0%, respectively. These three companies are among the top fifteen holdings of the Fund.

The Fund's standout performers were our holdings in the financial and health-care sectors. In the financial sector, American Express (2.8% of the Fund's portfolio), American International Group (2.9%), BankAmerica (1.1%), Student Loan Marketing (1.2%) and Travelers (1.2%) all rose by more than 30%. In the health-care sector, Johnson & Johnson (0.2)% and Pfizer (2.0%)* gained more than 30%. The Fund's total return of 18.91% (Investor A shares)/1/ soundly beat the returns of the average growth and income fund (15.52%) as measured by the Lipper Growth and Income Average.

ONWARD . . . AND UPWARD?

We believe larger-capitalization stocks are likely to continue to do well in this environment of steady economic growth. Today, large U.S. multinational corporations are extremely competitive with other companies around the world in terms of product quality, manufacturing efficiency and price. Absent Federal Reserve action, financial stocks have the potential to post strong gains for shareholders. In addition, innovation and global expansion should continue to fuel growth in technology shares for years to come. Consequently, while the months ahead may be a bit choppy, we believe the long-term outlook is very bright.

As of June 30, 1997, the top five holdings in the Fund's portfolio were Intel (4.3% of the Fund's portfolio), General Electric (3.6%), Deere & Co. (3.2%), American International Group (3.1%) and Gillette (3.0%).*

-------
*The composition of the Fund's portfolio is subject to change.

/1/The return with the maximum sales charge of 4.50% was 13.57% for the period. Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The Lipper Growth and Income Average consists of 554 growth and income funds.

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Performance Reviews, continued                              The Riverfront Funds

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                     THE RIVERFRONT STOCK APPRECIATION FUND

With the launch of our large-capitalization fund in January, the focus of the Stock Appreciation Fund was changed from the larger and mid-capitalization companies to smaller companies. Consequently, throughout the period, we worked to restructure the portfolio. In an effort to reduce the tax consequences, holdings were selectively liquidated and reinvested in smaller company stocks.

BUY LOW, SELL HIGH

The timing of this restructuring has enabled the Fund to purchase many small-capitalization companies at very attractive prices. Throughout the period, investor sentiment clearly favored larger capitalization stocks, and many sound smaller cap stocks simply withered from neglect. We established positions in financial, consumer cyclical, health-care and technology stocks. In addition, we sought to purchase smaller cap stocks with dividend yields, such as Real Estate Investment Trusts.

Two of the Fund's remaining large-cap holdings, Microsoft (5.0% of the Fund's portfolio) and Dell Computer (3.8%),* had stellar performances, with returns of 53.0% and 121.2%, respectively during the period.

MORE WORK TO BE DONE

While we are very optimistic about the prospects for small company stocks, we are very cautious in restructuring the portfolio. Over time, our focus will tighten to small-cap stocks, and we will continue to identify and capitalize on the most attractive of them.

As of June 30, 1997, the top five holdings in the Fund's portfolio were Microsoft (5.0% of the Fund's portfolio), Dell Computer (3.8%), Cisco Systems Inc. (2.7%), Ensco International (2.6%) and Jones Apparel Group (2.4%).*

-------
*The composition of the Fund's portfolio is subject to change. Small-capitalization stocks carry additional risks, since smaller companies generally have a higher risk of failure.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

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Performance Reviews, continued                              The Riverfront Funds

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                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

Reports of the economy's strength disturbed fixed-income investors, who spent much of the six months ended June 30, 1997, anticipating a move on the part of the Federal Reserve to discourage inflationary pressures. The Fed made a minor, preemptive upward adjustment, even though inflation failed to ignite. As a result, the marketplace was actually relatively calm despite the zealous display by investors.

Focusing on yield enhancement, the Fund's holdings in Treasury securities were decreased in favor of mortgage-backed securities, which provided healthier performance in the environment. Also, maturities in the Fund were adjusted somewhat slightly. As a result, for the six months ended June 30, 1997, the Fund produced a total return of 2.55% (Investor A shares)./1/

OPTIMISTICALLY CAUTIOUS

In the months ahead, we do not expect a dramatic change in interest rates. However, we do believe there is reason for caution given the growth of the economy in the first quarter. The economy must slow significantly in the months ahead to hit the Fed's 2%-3% growth target. Also, the Federal Reserve will continue to monitor inflation closely and will not hesitate to act if signs of inflationary pressures materialize.

Currently, Congress is moving closer to a balanced budget, which is reducing the supply of government bonds. Therefore, demand is outstripping supply, and this trend will continue as baby boomers move closer to retirement. As a result, we believe the long-term prospects for government bonds, and for the Fund, are promising.

As of June 30, 1997, over 70% of the portfolio's holdings were rated AAA. Approximately 29.2% of the Fund's assets were invested in corporate bonds, 0.4% in municipal bonds, 55.0% in U.S. government agencies, 12.3% in U. S. treasuries and 2.4% in cash or cash equivalents. The average maturity of the Fund's holdings was 5.4 years.*

-------
*The composition of the Fund's portfolio is subject to change.

/1/The return with the maximum sales charge of 4.50% was -2.03% for the period.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

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Performance Reviews, continued                              The Riverfront Funds

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                   THE RIVERFRONT OHIO TAX-FREE BOND FUND/2/

The Ohio tax-free market mimicked the Treasury market, with interest rates backing up modestly. Favorable supply and demand conditions muted this rate increase in the Ohio market. As a result, the opportunities for yield enhancements by adjusting maturities were somewhat limited. This environment produced a very firm market for the period.

Nonetheless, when opportunities to increase yield arose without compromising quality, we moved as quickly as possible. As a result, we are pleased to report that the Fund produced a return of 1.77% (Investor A shares)/1/ for the six months ended June 30, 1997.

DEMAND EXPECTED TO BOOM

With little new issuance on the horizon, we expect the market to remain very firm in the months ahead. Pressure on municipalities to reduce borrowing is unlikely to decrease any time soon. On the demand side of the equation, tax-free fixed-income securities are certain to become more and more attractive to baby boomers as they move closer to retirement age. Securities from states with stringent and strictly enforced quality requirements like that of Ohio are sure to be considered among the most attractive. As a result, while municipal bonds may lack the thrill of stocks, we are very optimistic about their future prospects.

As of June 30, 1997, the Fund was widely diversified, with no more than 12% of its holdings concentrated in securities from one issuer. Approximately 56% of its holdings were rated AAA. The average maturity of the portfolio was 5.0 years.*

-------
*The composition of the Fund's portfolio is subject to change.

/1/The return with the maximum sales charge of 4.50% was -2.81% for the period.

/2/The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax.

Past performance is not predictive of future results. Investment return and principal value of the Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

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Performance Reviews, continued                              The Riverfront Funds

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          THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The six months ended June 30, 1997, were relatively quiet times for money market investors. While the economy grew at a faster pace than the Federal Reserve deemed optimal, evidence of inflationary pressures was scarce. However, the Fed opted to douse whatever sparks of inflation might be present and raised rates very slightly in early spring. Since such a move was anticipated for some time, the market's response was very minimal. Throughout the period, the money markets were relatively stable as rates traded in a narrow range.

In an effort to enhance the overall yield, we continued to emphasize flexibility. Maturities in the Fund's portfolio were lengthened slightly to enhance yield whenever the opportunity existed. Nevertheless, the portfolio was widely diversified, and a laddered maturity structure was maintained throughout the period to reduce exposure to any sudden shifts in interest rates, inflation or investor sentiment.

Given the Fund's focus on capital preservation, we expect to maintain the portfolio's current structure in the future. At the period's end, the average maturity of the Fund's holdings was 33 days.*

-------
*The composition of the Fund's portfolio is subject to change.

Performance data represent past performance and are not predictive of future performance. Although The Riverfront U.S. Government Securities Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.


This report is authorized for distribution to prospective shareholders only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

The Riverfront Funds are distributed by BISYS Fund Services.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, The Provident Bank or its affiliates, and shares are not federally insured by the FDIC or any other agency. Investment return and the principal value of an investment in the variable net asset value portfolios will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

                                    U.S. GOVERNMENT  U.S. GOVERNMENT   INCOME
                                    SECURITIES MONEY     INCOME        EQUITY
                                      MARKET FUND         FUND          FUND
                                    ---------------- --------------- -----------
ASSETS:
Investments, at value (Cost
$138,894,483; $50,483,675; and
$91,728,691, respectively).........   $138,894,483     $50,746,823   $98,836,450
Repurchase agreements (Cost
$28,393,000; $0; and $0,
respectively)......................     28,393,000
                                      ------------     -----------   -----------
TOTAL INVESTMENTS..................    167,287,483      50,746,823    98,836,450
Cash...............................            568
Interest and dividends receivable..        331,002         629,484       250,177
Receivable for capital shares
issued.............................                             35        28,853
Receivable for investments sold....                                      828,769
Prepaid expenses and other assets..          6,423          26,060        22,158
                                      ------------     -----------   -----------
TOTAL ASSETS.......................    167,625,476      51,402,402    99,966,407
                                      ------------     -----------   -----------
LIABILITIES:
Cash Overdraft.....................                                    1,313,821
Dividends payable..................        639,438         243,576       139,305
Payable for capital shares
redeemed...........................                                        2,214
Payable for investments purchased..                                      620,649
Accrued expenses and other
payables:
  Investment advisory fees.........         19,783          24,577        76,007
  Administration fees..............          3,520           1,126         1,615
  Custodian and accounting fees....          6,595           4,214        12,001
  12b-1 fees (Investor A)..........         13,188           7,874        12,306
  12b-1 fees (Investor B)..........                          1,206        11,224
  Registration and filing fees.....             47             735         1,308
  Transfer agent fees..............          3,714           1,233
  Audit and legal fees.............         52,979           7,685        13,361
  Printing fees....................         18,088           6,523         1,889
  Other............................          6,074             447         1,381
                                      ------------     -----------   -----------
TOTAL LIABILITIES..................        763,426         299,196     2,207,081
                                      ------------     -----------   -----------
NET ASSETS:
Capital............................    166,864,340      52,659,539    78,690,906
Undistributed (distributions in
excess of) net investment income...                       (253,921)
Net unrealized
apppreciation/depreciation on
investments........................                        263,148     7,107,759
Accumulated undistributed net
realized gains (losses) on
investment transactions............         (2,290)     (1,565,560)   11,960,661
                                      ------------     -----------   -----------
  NET ASSETS.......................   $166,862,050     $51,103,206   $97,759,326
                                      ============     ===========   ===========
Net Assets
  Investor A Shares................   $166,862,050     $49,666,097   $83,795,721
  Investor B Shares................             NA       1,437,109    13,963,605
                                      ------------     -----------   -----------
    Total..........................   $166,862,050     $51,103,206   $97,759,326
                                      ============     ===========   ===========
Shares of capital stock
  Investor A Shares................    166,864,343       5,302,121     6,103,750
  Investor B Shares................             NA         136,631       997,420
                                      ------------     -----------   -----------
    Total..........................    166,864,343       5,438,752     7,101,170
                                      ============     ===========   ===========
Net asset value
  Investor A Shares--redemption
  price per share..................   $       1.00     $      9.37   $     13.73
  Investor B Shares--offering price
  per share*.......................             NA           10.52         14.00
                                      ============     ===========   ===========
Maximum Sales Charge (Investor A)..             NA            4.50%         4.50%
                                      ============     ===========   ===========
Maximum Offering Price per share
 (100%/(100% -- Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent)
 (Investor A) (a)..................   $       1.00     $      9.81   $     14.38
                                      ============     ===========   ===========

-------
(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
 * Redemption price of Investor B shares varies based on length of time shares are held.
NA  Not applicable

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

                                                          STOCK      LARGE COMPANY
                            OHIO TAX-FREE  BALANCED    APPRECIATION     SELECT
                              BOND FUND      FUND          FUND          FUND
                            ------------- -----------  ------------  -------------
ASSETS:
Investments, at value
 (Cost $7,971,128;
 $18,290,057; $20,444,122,
 and
 $16,266,787,
 respectively)............   $8,434,852   $20,574,248  $25,063,972    $31,160,763
Cash......................                     28,751
Interest and dividends
receivable................       82,407       135,211       13,256         49,853
Receivable for capital
shares issued.............       31,035         5,732        4,156          3,124
Unamortized organization
costs.....................                                   3,806         18,152
Prepaid expenses and other
assets....................        2,360        22,059        1,941          3,321
                             ----------   -----------  -----------    -----------
TOTAL ASSETS..............    8,550,654    20,766,001   25,087,131     31,235,213
                             ----------   -----------  -----------    -----------
LIABILITIES:
Cash Overdraft............       13,532
Dividends payable.........       28,414        22,767
Capital gains distribution
payable...................                                  10,179
Payable for capital shares
redeemed..................                     38,924          195
Payable for investments
purchased.................                                  50,625
Accrued expenses and other
payables:
  Investment advisory
  fees....................        2,918        13,671       16,656         17,219
  Administration fees.....          187           455          543
  Custodian and accounting
  fees....................        1,021         2,563        3,123          3,229
  12b-1 fees (Investor A).        1,863         2,140        5,192          5,285
  12b-1 fees (Investor B).        1,090         7,805          744            384
  Registration and filing
  fees....................          813                      6,816
  Transfer agent fees.....        3,286                      3,045          1,815
  Audit and legal fees....        1,454        14,978        6,361          3,164
  Printing fees...........        1,643         1,267                       2,836
  Organizational fees.....                                                 11,184
  Other...................          289           880        1,011            424
                             ----------   -----------  -----------    -----------
TOTAL LIABILITIES.........       56,510       105,450      104,490         45,540
                             ----------   -----------  -----------    -----------
NET ASSETS:
Capital...................    7,736,322    17,249,310   16,186,528     13,648,835
Undistributed
(distributions in excess
of) net investment income.      (96,661)          636      (95,083)       (79,111)
Net unrealized
appreciation/depreciation
on investments............      463,724     2,284,191    4,619,850     14,893,976
Accumulated undistributed
net realized gains on
investment transactions...      390,759     1,126,414    4,271,346      2,725,973
                             ----------   -----------  -----------    -----------
  NET ASSETS..............   $8,494,144   $20,660,551  $24,982,641    $31,189,673
                             ==========   ===========  ===========    ===========
Net Assets
  Investor A Shares.......   $7,188,727   $ 9,920,666  $24,047,882    $30,662,331
  Investor B Shares.......    1,305,417    10,739,885      934,759        527,342
                             ----------   -----------  -----------    -----------
    Total.................   $8,494,144   $20,660,551  $24,982,641    $31,189,673
                             ==========   ===========  ===========    ===========
Shares of capital stock
  Investor A Shares.......      698,204       788,710    2,413,467      2,586,108
  Investor B Shares.......      124,163       828,643       90,723         44,495
                             ----------   -----------  -----------    -----------
    Total.................      822,367     1,617,353    2,504,190      2,630,603
                             ==========   ===========  ===========    ===========
Net asset value
  Investor A Shares--
  redemption price per
  share...................   $    10.30   $     12.58  $      9.96    $     11.86
  Investor B Shares--
  offering price per
  share*..................        10.51         12.96        10.30          11,85
                             ==========   ===========  ===========    ===========
Maximum Sales Charge
(Investor A)..............         4.50%         4.50%        4.50%          4.50%
                             ==========   ===========  ===========    ===========
Maximum Offering Price per
 share (100%/(100% --
  Maximum Sales Charge) of
 net asset value adjusted
 to nearest cent)
 (Investor A).............   $    10.79   $     13.17  $     10.43    $     12.42
                             ==========   ===========  ===========    ===========

-------
* Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                For the six months ended June 30, 1997
(Unaudited)

                                    U.S. GOVERNMENT  U.S. GOVERNMENT   INCOME
                                    SECURITIES MONEY     INCOME        EQUITY
                                      MARKET FUND         FUND          FUND
                                    ---------------- --------------- -----------
INVESTMENT INCOME:
Interest income...................     $4,560,706      $1,645,692    $    44,359
Dividend income...................                                     1,351,164
                                       ----------      ----------    -----------
TOTAL INCOME......................      4,560,706       1,645,692      1,395,523
                                       ----------      ----------    -----------
EXPENSES:
Investment advisory fees..........        125,052          98,055        417,890
Administration fees...............        166,737          49,028         87,978
12b-1 fees (Investor A)...........        208,419          59,530         96,688
12b-1 fees (Investor B)...........                          7,017         53,132
Custodian and accounting fees.....         41,685          24,513         65,983
Audit and legal fees..............         45,141          18,385         26,727
Trustees' fees and expenses.......          7,128           2,026          3,294
Transfer agent fees...............         16,684          24,407         34,205
Registration and filing fees......            127           1,506            904
Printing costs....................         39,639           8,057         20,930
Other.............................          8,360           2,005         11,636
                                       ----------      ----------    -----------
GROSS EXPENSES....................        658,972         294,529        819,367
  Less: Fee waivers...............       (125,052)        (14,287)       (19,605)
                                       ----------      ----------    -----------
    Net Expenses..................        533,920         280,242        799,762
                                       ----------      ----------    -----------
Net Investment Income.............      4,026,786       1,365,450        595,761
                                       ----------      ----------    -----------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS
Net realized gains from investment
transactions......................                        289,879      9,599,533
Net change in unrealized
appreciation/depreciation from
investments.......................                       (382,061)     3,123,401
                                       ----------      ----------    -----------
Net realized/unrealized gains
(losses) from investments.........                        (92,182)    12,722,934
                                       ----------      ----------    -----------
Change in net assets resulting
from operations...................     $4,026,786      $1,273,268    $13,318,695
                                       ==========      ==========    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                For the six months ended June 30, 1997
(Unaudited)

                                  OHIO                    STOCK        LARGE
                                TAX-FREE    BALANCED   APPRECIATION   COMPANY
                                BOND FUND     FUND         FUND     SELECT FUND*
                                ---------  ----------  ------------ ------------
INVESTMENT INCOME:
Interest income................ $ 298,618  $  272,077   $   53,890   $   27,906
Dividend income................               117,338      174,699      211,436
                                ---------  ----------   ----------   ----------
TOTAL INCOME...................   298,618     389,415      228,589      239,342
                                ---------  ----------   ----------   ----------
EXPENSES:
Investment advisory fees.......    27,235      90,074      110,134      114,907
Administration fees............    11,192      20,017       27,534       28,727
12b-1 fees (Investor A)........    12,199      12,307       33,459       35,726
12b-1 fees (Investor B)........     5,674      50,855        3,833          744
Custodian and accounting fees..     7,626      15,012       20,650       21,545
Audit and legal fees...........     3,969      20,740        8,151        9,042
Organization costs.............                    56        7,602        1,848
Trustees' fees and expenses....       463         840        1,293        1,182
Transfer agent fees............    20,196      22,891       59,244       19,384
Registration and filing fees...     1,477       2,160        9,441        2,161
Printing costs.................     2,220       4,825       11,023        5,328
Other..........................       359       6,854        1,515        1,106
                                ---------  ----------   ----------   ----------
GROSS EXPENSES.................    92,610     246,631      293,879      241,700
  Less: Fee waivers............    (5,447)    (15,319)
                                ---------  ----------   ----------   ----------
    Net Expenses...............    87,163     231,312      293,879      241,700
                                ---------  ----------   ----------   ----------
Net Investment Income (Loss)...   211,455     158,103      (65,290)      (2,358)
                                ---------  ----------   ----------   ----------
REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS
Net realized gains (losses)
from investment transactions...   393,488   1,280,076    2,235,214    2,725,973
Net change in unrealized
appreciation/depreciation
 from investments..............  (451,482)    230,592     (823,228)   2,301,591
                                ---------  ----------   ----------   ----------
Net realized/unrealized gains
(losses) from investments......   (57,994)  1,510,668    1,411,986    5,027,564
                                ---------  ----------   ----------   ----------
Change in net assets resulting
from operations................ $ 153,461  $1,668,771   $1,346,696   $5,025,206
                                =========  ==========   ==========   ==========

-------
* For the period January 2, 1997 (commencement of operations) through June 30, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                U.S. GOVERNMENT             U.S. GOVERNMENT
                            SECURITIES MONEY MARKET              INCOME                 INCOME EQUITY
                                     FUND                         FUND                       FUND
                          ----------------------------  -------------------------  -------------------------
                           SIX MONTHS                   SIX MONTHS                 SIX MONTHS
                              ENDED       YEAR ENDED       ENDED      YEAR ENDED      ENDED      YEAR ENDED
                            JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                              1997           1996          1997          1996         1997          1996
                          -------------  -------------  -----------  ------------  -----------  ------------
                           (UNAUDITED)                  (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income..  $   4,026,786  $   8,268,622  $ 1,365,450  $ 1,942,237   $   595,761  $ 1,134,267
 Net realized gains
  (losses) from
  investment
  transactions..........                                    289,879       90,347     9,599,533   13,473,952
 Net change in
  unrealized
  appreciation/
  depreciation from
  investments...........                                   (382,061)  (1,183,269)    3,123,401   (1,397,638)
                          -------------  -------------  -----------  -----------   -----------  -----------
Change in net assets
 resulting from
 operations ............      4,026,786      8,268,622    1,273,268      849,315    13,318,695   13,210,581
                          -------------  -------------  -----------  -----------   -----------  -----------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................     (4,026,786)    (8,268,622)  (1,604,908)  (1,865,718)     (561,313)  (1,089,197)
 In excess of net
  investment income.....                                                                            (11,775)
 From net realized gains
  from investments......                                                                        (10,109,545)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................                                    (44,492)     (56,824)      (34,448)     (45,070)
 In excess of net
  investment income.....                                                                             (1,105)
 From net realized gains
  from investments......                                                                           (941,583)
 In excess of net
  realized gains........                                                                            (94,220)
                          -------------  -------------  -----------  -----------   -----------  -----------
Change in net assets
 from shareholder
 distributions..........     (4,026,786)    (8,268,622)  (1,649,400)  (1,922,542)     (595,761) (12,292,495)
                          -------------  -------------  -----------  -----------   -----------  -----------

CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    215,012,058    413,837,358   19,590,644    2,867,087    10,136,855   12,638,065
 Dividends reinvested...      1,205,512      2,193,920      228,919      486,495       446,715   12,143,803
 Cost of shares
  redeemed..............   (230,372,779)  (392,509,518)  (3,331,058)  (5,090,697)   (6,547,202)  (8,378,319)
                          -------------  -------------  -----------  -----------   -----------  -----------
Change in net assets
 from capital
 transactions...........    (14,155,209)    23,521,760   16,488,505   (1,737,115)    4,036,368   16,403,549
                          -------------  -------------  -----------  -----------   -----------  -----------
Change in net assets....    (14,155,209)    23,521,760   16,112,373   (2,810,342)   16,759,302   17,321,635

NET ASSETS:
 Beginning of period....    181,017,259    157,495,499   34,990,833   37,801,175    81,000,024   63,678,389
                          -------------  -------------  -----------  -----------   -----------  -----------
 End of period..........  $ 166,862,050  $ 181,017,259  $51,103,206  $34,990,833   $97,759,326  $81,000,024
                          =============  =============  ===========  ===========   ===========  ===========

SHARE TRANSACTIONS:
 Issued.................    215,012,058    413,837,358    2,076,722      299,041       795,352      997,947
 Reinvested.............      1,205,512      2,193,920       24,160       51,049        35,145    1,001,471
 Redeemed...............   (230,372,779)  (392,509,518)    (355,574)    (534,677)     (511,236)    (656,491)
                          -------------  -------------  -----------  -----------   -----------  -----------
Change in shares........    (14,155,209)    23,521,760    1,745,308     (184,587)      319,261    1,342,927
                          =============  =============  ===========  ===========   ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                                                                 STOCK                   LARGE
                                                                                             APPRECIATION               COMPANY
                                 OHIO TAX-FREE BOND FUND         BALANCED FUND                   FUND                 SELECT FUND
                                 -------------------------  -------------------------  --------------------------    ------------
                                 SIX MONTHS                 SIX MONTHS                  SIX MONTHS                     FOR THE
                                    ENDED      YEAR ENDED      ENDED      YEAR ENDED      ENDED       YEAR ENDED     PERIOD ENDED
                                  JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,      JUNE 30,
                                    1997          1996         1997          1996          1997          1996           1997*
                                 -----------  ------------  -----------  ------------  ------------  ------------    ------------
                                 (UNAUDITED)                (UNAUDITED)                (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)..................       $   211,455  $   434,913   $   158,103  $   514,538   $    (65,290) $  (462,477)    $    (2,358)
 Net realized gains
  (losses) from investment
  transactions............           393,488       (2,919)    1,280,076     (153,623)     2,235,214    5,645,154       2,725,973
 Net change in unrealized
  appreciation/depreciation
  from investments.........          (451,482)    (107,900)      230,592      853,589       (823,228)  (1,674,745)     2,301,591
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
Change in net assets
 resulting
 from operations..........           153,461      324,094     1,668,771    1,214,504      1,346,696    3,507,932       5,025,206
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
DISTRIBUTIONS TO INVESTOR A
 SHAREHOLDERS:
 From net investment
  income..................          (288,601)    (412,215)     (100,684)    (346,017)                                    (76,753)
 In excess of net
  investment income.......                                                    (1,775)                      (289)
 From net realized gains
  from investments........                                                                           (3,106,226)
DISTRIBUTIONS TO INVESTOR B
 SHAREHOLDERS:
 From net investment
  income..................           (26,272)     (21,400)      (59,336)    (168,520)
 In excess of net
  investment income.......                                                    (1,028)
 From net realized gains
  from investments........                                                                              (65,866)
                                 -----------  -----------   -----------  -----------   ------------   ----------     -----------
Change in net assets from
 shareholder
 distributions............          (314,873)   (433,615)      (160,020)    (517,340)                 (3,172,381)        (76,753)
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------

CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................        11,907,778      632,048     1,529,683   11,628,310      1,913,602    3,709,128      29,182,489
 Dividends reinvested.....            22,822       26,194       165,154      546,821                   2,969,201              95
 Cost of shares redeemed..       (14,952,068)    (588,738)   (3,337,515)  (6,534,711)   (10,191,994) (16,166,715)     (2,941,364)
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
Change in net assets from
 capital transactions.....        (3,021,468)      69,504    (1,642,678)   5,640,420     (8,278,392)  (9,488,386)     26,241,220
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
Change in net assets......        (3,182,880)     (40,017)     (133,927)   6,337,584     (6,931,696)  (9,152,835)     31,189,673

NET ASSETS:
 Beginning of period......        11,677,024   11,717,041    20,794,478   14,456,894     31,914,337   41,067,172             --
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
 End of period............       $ 8,494,144  $11,677,024   $20,660,551  $20,794,478   $ 24,982,641  $31,914,337     $31,189,673
                                 ===========  ===========   ===========  ===========   ============  ===========     ===========

SHARE TRANSACTIONS:
 Issued...................         1,143,934       59,532       125,784    1,017,399        202,969      373,503       2,902,527
 Reinvested...............             2,182        2,490        13,694       47,842                     315,294               8
 Redeemed.................        (1,443,696)     (55,955)     (276,190)    (571,147)    (1,081,817)  (1,628,699)       (271,932)
                                 -----------  -----------   -----------  -----------   ------------  -----------     -----------
Change in shares..........          (297,580)       6,067      (136,712)     494,094       (878,848)    (939,872)      2,630,603
                                 ===========  ===========   ===========  ===========   ============  ===========     ===========

-------
* For the period January 2, 1997 (commencement of operations) through June 30, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
U.S. Government Securities Money Market Fund
(Unaudited)

  PRINCIPAL                         SECURITY                         AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
 ----------- -----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES (59.6%):
 Federal Farm Credit Bank:
 $ 2,000,000 5.55%, 7/1/97........................................  $  2,000,000
   3,000,000 Discount Note, 7/22/97...............................     2,990,410
   2,000,000 Discount Note, 7/28/97...............................     1,991,720
 Federal Home Loan Bank:
   4,500,000 Discount Note, 7/3/97................................     4,498,623
   3,000,000 Discount Note, 9/19/97...............................     2,964,200
 Federal Home Loan Mortgage Corp.:
  21,558,000 Discount Note, 7/1/97................................    21,558,000
   3,000,000 Discount Note, 7/2/97................................     2,999,543
   7,000,000 Discount Note, 7/3/97................................     6,997,896
   5,000,000 Discount Note, 7/7/97................................     4,995,492
   6,000,000 Discount Note, 7/11/97...............................     5,990,976
   4,000,000 Discount Note, 7/24/97...............................     3,986,174
   2,000,000 5.84%, 4/8/98........................................     1,997,332
 Federal National Mortgage Assoc.:
   4,000,000 Discount Note, 7/18/97...............................     3,989,555
   6,000,000 Discount Note, 7/23/97...............................     5,980,163
   2,000,000 Discount Note, 8/4/97................................     1,989,611
   4,000,000 5.62%, 8/12/97.......................................     3,999,207
   4,000,000 5.27%*, 7/1/97.......................................     3,999,734
   2,000,000 5.36%*, 9/2/97.......................................     2,000,000
   2,000,000 5.50%, 9/11/97.......................................     2,000,000
   1,500,000 5.52%*, 7/12/97......................................     1,499,868
   3,000,000 Discount Note, 10/9/97...............................     2,953,667
   2,000,000 5.79%, 10/16/97......................................     2,000,000
   2,000,000 5.65%, 10/20/97......................................     1,998,922
   4,000,000 5.71%, 3/18/98.......................................     3,994,885
                                                                    ------------
 Total U.S. Government Agencies                                       99,375,978
                                                                    ------------
 COMMERCIAL PAPER (23.1%):
 Building Materials (1.2%):
   2,000,000 Sherwin-Williams Co., Discount
              Note, 7/21/97.......................................     1,993,855
                                                                    ------------
 Chemicals (4.2%):
   4,000,000 Monsanto Co., Discount Note, 7/2/97..................     3,999,381
   3,000,000 Monsanto Co., Discount Note, 9/22/97.................     2,961,267
                                                                    ------------
                                                                       6,960,648
                                                                    ------------
 Financial Services (13.0%):
   3,000,000 Merrill Lynch, Discount Note, 7/14/97................     2,993,955

  PRINCIPAL                         SECURITY                          AMORTIZED
   AMOUNT                         DESCRIPTION                            COST
 ----------- -----------------------------------------------------   ------------
 COMMERCIAL PAPER, CONTINUED:
 Financial Services, continued:
 $ 4,000,000 Merrill Lynch, Discount Note, 7/29/97................   $  3,982,671
   3,000,000 Morgan Stanley Group, Discount
              Note, 7/22/97.......................................      2,990,252
   3,000,000 Morgan Stanley Group, Discount
              Note, 8/8/97........................................      2,982,330
   2,745,000 Safeco Corp., Discount Note, 7/11/97.................      2,740,738
   2,000,000 Safeco Corp., Discount Note, 7/28/97.................      1,991,570
   1,436,000 Sunbelt-Dix, Inc., Discount
              Note, 8/26/97.......................................      1,423,558
   2,600,000 Sunbelt-Dix, Inc., Discount
              Note, 9/9/97........................................      2,571,841
                                                                     ------------
                                                                       21,676,915
                                                                     ------------
 Utilities--Electric (4.7%):
   7,970,000 Baltimore Gas & Electric, Discount
              Note, 9/5/97........................................      7,887,152
                                                                     ------------
 Total Commercial Paper                                                38,518,570
                                                                     ------------
 CORPORATE BONDS (0.6%):
 Financial Services (0.6%):
   1,000,000 General Electric Capital Corp.,
              5.32%*, 7/1/97......................................        999,935
                                                                     ------------
 Total Corporate Bonds                                                    999,935
                                                                     ------------
 REPURCHASE AGREEMENTS (17.0%):
   8,393,000 Dean Witter, 6.10%, 7/1/97, (Collateralized by
              $21,893,955 various U.S. Government Agency
              Securities, 5.50%-12.00%, 7/25/97-5/1/27, market
              value--$8,560,861)..................................      8,393,000
  20,000,000 Prudential Funding Corp., 5.90%, 7/1/97,
              (Collateralized by $28,283,147 various U.S. Treasury
              and U.S. Government Agency Securities, 5.50%-12.50%,
              1/1/00-7/20/24, market value--$20,401,006)..........     20,000,000
                                                                     ------------
 Total Repurchase Agreements                                           28,393,000
                                                                     ------------
 Total (Cost--$167,287,483)(a)                                       $167,287,483
                                                                     ============

-------
The percentages indicated are based on net assets of $166,862,050.
 * Variable Rate. Rate presented represents rate in effect at June 30, 1997. Maturity date reflects the next rate change date.
(a) Cost and value for federal income tax reporting purposes are the same.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
U.S. Government Income Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 CORPORATE BONDS (29.2%):
 Automobile (0.3%):
 $  150,000 General Motors Corp., 9.63%, 12/1/00.................   $   163,313
                                                                    -----------
 Banking (8.7%):
  1,000,000 MBNA Master Credit Card Trust, Series 1995-D, Class
             A, 6.05%, 11/15/02 ABS..............................       990,320
    500,000 Mellon Capital I, 7.72% 12/1/26, Callable 12/1/06 @
             103.86, Guaranteed by Mellon Bank Corp..............       481,875
  1,000,000 Midland Bank PLC, (HSBC), 6.95%, 3/15/11.............       965,000
  1,983,187 PNC Mortgage Securities Corp., Series 1997-3, Class
             2A3, 7.50%, 5/25/27 CMO.............................     1,999,901
                                                                    -----------
                                                                      4,437,096
                                                                    -----------
 Beverages (0.4%):
    200,000 PepsiCo, Inc., 7.75%, 10/1/98........................       203,482
                                                                    -----------
 Computers & Software (0.4%):
    200,000 International Business Machines Corp., 9.38%,
             11/1/97.............................................       200,418
                                                                    -----------
 Financial Services (14.9%):
    200,000 American Express Master Trust, Series 1994-1, Class
             A, 7.15%, 8/15/99 ABS...............................       202,910
    200,000 Associates Corp., N.A., 5.25%, 3/3/00................       193,500
  1,000,000 Boatmen's Auto Trust, Series 1996-A, Class A3, 6.75%
             1/15/03 ABS.........................................     1,009,690
    690,000 Discover Card Trust, Series 1992-B, Class A, 6.80%,
             6/16/00 ABS.........................................       692,946
  1,000,000 First Chicago Master Trust II, Series 1994-L, Class
             A, 7.15%, 4/15/01 ABS...............................     1,015,540
    200,000 Ford Capital BV, 9.88%, 5/15/02, Guaranteed by Ford
             Motor Co............................................       225,000
    500,000 Ford Motor Credit Co., 6.25%, 12/8/05................       472,500
    500,000 Grand Metropolitian Investment Co., 7.45%, 4/15/35,
             Putable 4/15/05 @ 100, Guaranteed by Grand
             Metropolitan PLC....................................       517,500
    500,000 Lehman Brothers Holdings, 8.50%, 5/1/07..............       540,000
  1,000,000 Premier Auto Trust, Series 1994-4, Class CTFS, 6.85%,
             5/22/99 ABS.........................................     1,013,020
    650,000 Security Pacific Acceptance Corp., Series 1995-1,
             Class A2, 6.70%, 4/10/20 ABS........................       649,441
    797,109 The Money Store Home Equity Trust, Series 1995-A,
             Class A2, 7.93%, 2/15/14 CMO........................       810,787

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
 $  250,000 Toyota Motor Credit, 7.13%, 9/26/06, Callable 9/26/99
             @ 100...............................................   $   252,500
                                                                    -----------
                                                                      7,595,334
                                                                    -----------
 Gas--Transmission (0.7%):
    356,000 Trans-Canada Pipelines, 6.77%, 4/30/01...............       357,335
                                                                    -----------
 Retail--Department Stores (0.5%):
    250,000 Sears, Roebuck & Co., 9.50%, 6/1/99..................       264,062
                                                                    -----------
 Steel (0.4%):
    200,000 Worthington Industries, Inc. 7.13%, 5/15/06..........       201,000
                                                                    -----------
 Telecommunication (2.2%):
    150,000 Northern Telecom, 8.75%, 6/12/01.....................       160,687
  1,000,000 U.S. West Capital Funding, Inc., 6.31%, 11/1/05,
             Putable 11/1/00 @ 100...............................       991,250
                                                                    -----------
                                                                      1,151,937
                                                                    -----------
 Utility--Electric (0.7%):
    200,000 Oklahoma Gas & Electric, 6.25%, 10/15/00.............       198,250
    150,000 Pacific Gas & Electric, 8.75%, 1/1/01................       159,563
                                                                    -----------
                                                                        357,813
                                                                    -----------
 Total Corporate Bonds                                               14,931,790
                                                                    -----------
 MUNICIPAL BONDS (0.4%):
 Kentucky (0.4%):
    200,000 Covington, IRS Center, 6.00%, 12/1/97**..............       200,168
                                                                    -----------
 Total Municipal Bonds                                                  200,168
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (55.0%):
 Federal Farm Credit:
     25,000 7.75%, 12/9/97.......................................        25,236
 Federal Home Loan Bank:
    200,000 6.50%, 3/2/01, Callable 9/2/97 @ 100.................       200,136
    300,000 5.52%*, 7/2/97.......................................       299,970
    500,000 7.04%, 5/24/99.......................................       507,450
    500,000 6.67%, 4/6/01........................................       501,735
    875,000 6.38%, 4/29/03.......................................       852,250
    690,000 9.50%, 2/25/04.......................................       792,134
 Federal Home Loan Mortgage Corp.:
    800,000 6.30%, 4/8/99, Continuously Callable
             @ 100...............................................       798,576
  1,343,819 6.00%, 12/1/99, Gold Pool #M80147....................     1,315,854
  1,000,000 6.55%, 1/4/00........................................     1,004,550
    700,000 6.80%, 9/18/02, Continuously Callable
             @ 100...............................................       695,093

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
U.S. Government Income Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                          SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
 $  225,000 6.20%, 4/15/03.........................................  $   220,203
    200,000 7.98%, 9/8/04, Callable 9/8/97 @ 100...................      200,356
  1,000,000 5.90%, 2/14/06.........................................      943,150
    436,505 7.50%, 3/15/15, Series 1262,
             Class F CMO...........................................      439,308
  1,000,000 6.00%, 1/15/18, Series 1527,
             Class E CMO...........................................      990,510
  1,000,000 7.20%, 6/15/18, Series 1350,
             Class F CMO...........................................    1,003,210
 Federal National Mortgage Assoc.:
    500,000 5.62%, 8/12/97.........................................      500,220
  1,000,000 5.33%, 6/26/98, Continuously Callable
             @ 100.................................................      995,450
    500,000 6.62%, 7/24/98, Callable 7/24/97 @ 100.................      500,360
    500,000 9.05%, 4/10/00.........................................      533,115
  1,000,000 6.71%, 3/13/02, Callable 3/13/00 @ 100.................      999,000
    200,000 7.00%, 8/12/02, Callable 8/25/97 @ 100.................      200,068
    200,000 6.95%, 9/10/02, Callable 9/10/97 @ 100.................      199,806
    200,000 7.30%, 10/28/02, Callable 10/28/97
             @ 100.................................................      200,066
  1,181,311 6.00%, 2/1/03, Pool #335463............................    1,151,471
  1,481,719 6.00%, 5/1/03, Pool #347156............................    1,439,534
    625,000 6.38%, 6/25/03, Continuously Callable
             @ 100.................................................      608,487
    300,000 6.85%, 4/5/04..........................................      303,291
    169,187 6.75%, 8/25/04, Series 1992-152,
             Class H CMO...........................................      168,708
  1,050,000 8.50%, 2/1/05, Callable 2/1/00 @ 100...................    1,093,292
  1,000,000 7.00%, 9/25/05, Series 1992-110,
             Class G CMO...........................................    1,002,440
  1,000,000 7.55%, 3/27/07, Callable 3/27/00 @ 100.................    1,011,610
  1,000,000 7.50%, 3/17/14, Series 1997-39,
             Class A CMO...........................................    1,004,223

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
 $  612,199 7.00%, 9/25/19, Series 1991-155,
             Class PE CMO........................................   $   610,840
 Government National Mortgage Assoc.:
    678,197 8.00%, 5/15/23, Pool #351752.........................       692,866
 Private Export Funding Corp.:
  1,000,000 6.24%, 5/15/02.......................................       987,500
 Student Loan Marketing Assoc.:
  1,000,000 6.05%, 9/14/00.......................................       989,310
    862,906 5.61%*, 10/25/04, Series 1996-3,
             Class A1 ABS........................................       863,424
 Tennessee Valley Authority:
  1,250,000 6.24%, 7/15/45, Putable 7/15/01 @ 100, Callable
             7/15/20.............................................     1,235,938
                                                                    -----------
 Total U.S. Government Agencies                                      28,080,740
                                                                    -----------
 U.S. TREASURY NOTES (12.3%):
    750,000 5.88%, 2/28/99.......................................       748,230
  1,000,000 5.88%, 3/31/99.......................................       997,350
    750,000 8.00%, 5/15/01.......................................       791,745
  1,000,000 6.63%, 4/30/02.......................................     1,008,880
    250,000 6.25%, 2/15/03.......................................       248,068
  1,000,000 6.88%, 5/15/06.......................................     1,020,170
  1,450,000 7.00%, 7/15/06.......................................     1,490,992
                                                                    -----------
 Total U.S. Treasury Notes                                            6,305,435
                                                                    -----------
 INVESTMENT COMPANIES (2.4%):
     92,187 Dreyfus Treasury Prime Fund..........................        92,187
  1,136,503 Federated U.S. Treasury Services Fund................     1,136,503
                                                                    -----------
 Total Investment Companies                                           1,228,690
                                                                    -----------
 Total (Cost--$50,483,675)(a)                                       $50,746,823
                                                                    ===========

-------
Percentages indicated are based on net assets of $51,103,206.
 *Variable Rate.
**Federally taxable.
ABS--Asset Backed Security
CMO--Collateralized Mortgage Obligation
PLC--Public Liability Company (British)
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation..................................... $ 529,636
         Unrealized depreciation.....................................  (266,488)
                                                                      ---------
         Net unrealized appreciation................................. $ 263,148
                                                                      =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Income Equity Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK (99.3%):
 Aerospace (2.0%):
    45,300 B.F. Goodrich Co.......................................   $ 1,962,056
                                                                     -----------
 Apparel (1.8%):
     5,700 Intimate Brands, Inc...................................       119,700
    81,100 The Limited, Inc.......................................     1,642,275
                                                                     -----------
                                                                       1,761,975
                                                                     -----------
 Automobile (0.6%):
     3,000 Ford Motor Co..........................................       113,250
    15,200 Volvo AB--ADR..........................................       406,600
                                                                     -----------
                                                                         519,850
                                                                     -----------
 Auto Parts (7.0%):
    39,900 Dana Corp..............................................     1,516,200
    62,400 Echlin, Inc............................................     2,246,400
    81,000 ITT Industries, Inc....................................     2,085,750
    18,000 TRW, Inc...............................................     1,022,625
                                                                     -----------
                                                                       6,870,975
                                                                     -----------
 Banks (4.1%):
     1,550 BankBoston Corp........................................       111,697
    15,800 Bankers' Trust New York Corp...........................     1,374,600
    17,200 Central Fidelity Banks, Inc............................       610,600
    35,800 Crestar Financial Corp.................................     1,391,725
    15,400 Magna Group, Inc.......................................       535,150
                                                                     -----------
                                                                       4,023,772
                                                                     -----------
 Brokers (0.9%):
    20,300 A.G. Edwards, Inc......................................       875,437
                                                                     -----------
 Chemicals (5.7%):
    84,500 Ethyl Corp.............................................       781,625
    30,000 Hercules, Inc..........................................     1,436,250
    35,100 Imperial Chemical Industries PLC ADR...................     1,996,313
    24,200 PPG Industries, Inc....................................     1,406,625
                                                                     -----------
                                                                       5,620,813
                                                                     -----------
 Computers & Software (0.2%):
     3,300 Seagate Technology, Inc. (b)...........................       116,119
                                                                     -----------
 Cosmetics (2.1%):
    41,200 International Flavors & Fragrances, Inc................     2,080,600
                                                                     -----------
 Department Stores (4.3%):
    44,500 May Department Stores Co...............................     2,102,625
    40,100 J.C. Penney Co., Inc...................................     2,092,719
                                                                     -----------
                                                                       4,195,344
                                                                     -----------
 Distribution/Wholesale (0.9%):
    56,300 Unisource Worldwide, Inc...............................       900,800
                                                                     -----------
 Diversified (0.1%):
     1,500 National Service Industries, Inc.......................        73,031
                                                                     -----------
 Electronics (3.4%):
    45,400 AMP, Inc...............................................     1,895,450

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Electronics, continued:
    26,600 Thomas & Betts Corp....................................   $ 1,398,162
                                                                     -----------
                                                                       3,293,612
                                                                     -----------
 Engineering & Construction (1.8%):
    42,800 Foster Wheeler Corp....................................     1,733,400
                                                                     -----------
 Financial Services (3.4%):
    74,600 H & R Block, Inc.......................................     2,405,850
    14,900 Reuters Holdings PLC...................................       938,700
                                                                     -----------
                                                                       3,344,550
                                                                     -----------
 Forest Products (5.0%):
    18,600 International Paper Co.................................       903,263
    63,300 Louisiana-Pacific Corp.................................     1,337,213
    27,700 Rayonier, Inc..........................................     1,165,131
    29,600 Union Camp Corp........................................     1,480,000
                                                                     -----------
                                                                       4,885,607
                                                                     -----------
 Grocery Stores (2.2%):
    57,400 Food Lion, Inc.--Class A...............................       410,769
    46,800 Giant Food, Inc.--Class A..............................     1,515,150
     5,000 Winn-Dixie Stores, Inc.................................       186,250
                                                                     -----------
                                                                       2,112,169
                                                                     -----------
 Health Products/Care (1.5%):
    40,300 Bard (C. R.), Inc......................................     1,463,394
                                                                     -----------
 Industrial Machinery (6.1%):
    29,900 Aeroquip-Vickers, Inc..................................     1,412,775
    46,600 General Signal Corp....................................     2,032,925
    18,300 Tecumseh Products Co.--Class A.........................     1,095,713
    57,600 Federal Signal Corp....................................     1,447,200
                                                                     -----------
                                                                       5,988,613
                                                                     -----------
 Insurance (2.0%):
    25,100 PartnerRe Ltd..........................................       956,938
    10,500 Transamerica Corp......................................       982,406
                                                                     -----------
                                                                       1,939,344
                                                                     -----------
 Manufacturing (2.2%):
    92,900 Pall Corp..............................................     2,159,925
                                                                     -----------
 Metals (2.0%):
    27,800 Reynolds Metals Co.....................................     1,980,750
                                                                     -----------
 Mining (1.5%):
    48,100 Freeport-McMoRan Copper & Gold, Inc.
            Class B...............................................     1,497,112
     1,900 Laguna Gold Co. (b)....................................           665
                                                                     -----------
                                                                       1,497,777
                                                                     -----------
 Office Equipment & Supplies (1.0%):
    31,600 Wallace Computer Services, Inc.........................       949,975
                                                                     -----------
 Oil & Gas Producers (7.6%):
     1,300 Amoco Corp.............................................       113,019

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Income Equity Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Oil & Gas Producers, continued:
    32,900 Kerr-McGee Corp........................................   $ 2,085,038
    21,800 LG&E Energy Corp.......................................       480,962
    69,600 MAPCO, Inc.............................................     2,192,400
    14,400 Mobil Corp.............................................     1,006,200
    11,600 National Fuel Gas Co...................................       486,475
    33,600 Ultramar Diamond Shamrock Corp.........................     1,096,200
                                                                     -----------
                                                                       7,460,294
                                                                     -----------
 Oil--International (0.6%):
     5,000 Chevron Corp...........................................       369,687
     1,800 Exxon Corp.............................................       110,700
       575 Royal Dutch Petroleum Co.--New York Shares.............       122,834
                                                                     -----------
                                                                         603,221
                                                                     -----------
 Packaged Food (2.8%):
    22,300 CPC International, Inc.................................     2,058,569
    37,900 Lance, Inc.............................................       724,837
                                                                     -----------
                                                                       2,783,406
                                                                     -----------
 Packaging & Container (4.0%):
    31,100 Sonoco Products Co.....................................       946,606
    15,400 Temple-Inland, Inc.....................................       831,600
    45,000 Tenneco, Inc. (b)......................................     2,128,756
                                                                     -----------
                                                                       3,906,962
                                                                     -----------
 Paper (2.6%):
    19,100 Consolidated Papers, Inc...............................     1,031,400
    49,000 Westvaco Corp..........................................     1,540,437
                                                                     -----------
                                                                       2,571,837
                                                                     -----------
 Pharmaceuticals (2.1%):
    59,100 Pharmacia & Upjohn, Inc................................     2,053,725
                                                                     -----------
 Printing & Publishing (0.1%):
     2,000 McGraw-Hill Cos., Inc..................................       117,625
                                                                     -----------
 Savings & Loans (0.5%):
    10,500 First Commerce Corp....................................       462,000
                                                                     -----------
 Steel (2.0%):
    63,500 Allegheny Teledyne, Inc................................     1,714,500
     2,500 Carpenter Technology Corp..............................       114,375
     6,100 Worthington Industries, Inc............................       111,706
                                                                     -----------
                                                                       1,940,581
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Tobacco (0.2%):
      5,000 Fortune Brands, Inc...................................   $   186,563
                                                                     -----------
 Tools (1.1%):
     26,500 Snap-On, Inc..........................................     1,043,437
                                                                     -----------
 Transportation--Rail (1.4%):
     38,200 Illinois Central Corp.................................     1,334,613
                                                                     -----------
 Utilities--Electric (3.1%):
      3,400 CINergy Corp..........................................       118,363
     10,800 DPL, Inc..............................................       265,950
      4,000 KU Energy Corp........................................       136,500
     20,200 Long Island Lighting Co...............................       464,600
      2,750 OGE Energy Corp.......................................       125,125
     77,400 PacifiCorp............................................     1,702,800
      9,600 SCANA Corp............................................       238,200
                                                                     -----------
                                                                       3,051,538
                                                                     -----------
 Utilities--Gas (2.6%):
     27,400 AGL Resources, Inc....................................       561,700
     28,300 Brooklyn Union Gas Co.................................       810,088
     17,100 NICOR, Inc............................................       613,462
     15,000 People's Energy Corp..................................       561,563
                                                                     -----------
                                                                       2,546,813
                                                                     -----------
 Utilities--Telecommunications (6.8%):
     58,200 Alltel Corp...........................................     1,946,062
      3,100 AT&T Corp.............................................       108,694
     68,000 Frontier Corp.........................................     1,355,750
     34,600 GTE Corp..............................................     1,518,075
     43,500 Southern New England Telecommunications Corp..........     1,691,063
      1,500 US West Communications Group..........................        56,531
                                                                     -----------
                                                                       6,676,175
                                                                     -----------
 Total Common Stock                                                   97,088,678
                                                                     -----------
 INVESTMENT COMPANIES (1.8%):
 $   13,300 Dreyfus Treasury Prime Fund...........................        13,300
    164,620 Federated Short Term Government Fund..................       164,620
  1,569,852 Federated U.S. Treasury Services Fund.................     1,569,852
                                                                     -----------
 Total Investment Companies                                            1,747,772
                                                                     -----------
 Total (Cost--$91,728,691)(a)                                        $98,836,450
                                                                     ===========

-------
Percentages indicated are based on net assets of $97,759,326.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation................................... $ 8,250,457
         Unrealized depreciation...................................  (1,142,698)
                                                                    -----------
         Net unrealized appreciation............................... $ 7,107,759
                                                                    ===========

(b) Non-income producing security.
ADR--American Depository Receipt
PLC--Public Limited Company (British)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Ohio Tax-Free Bond Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 MUNICIPAL BONDS (89.8%):
 Indiana (3.2%):
 $250,000  Columbus, Multi-School Building Corp., 7.15%, 1/15/02,
            Prerefunded 1/15/01 @ 102.............................   $  275,313
                                                                     ----------
 Ohio (83.0%):
  100,000  Aurora, City School District, GO, 5.40%, 12/1/06,
            Callable 12/1/05 @ 102 FGIC...........................      104,625
  230,000  Butler County, Hospital Facilities Revenue, Middletown
            Regional Hospital Project, 6.00%, 11/15/10, Callable
            5/15/04 @ 101.........................................      241,787
  250,000  Cincinnati, GO, 5.25%, 12/1/01.........................      258,438
  150,000  Clermont County, Hospital Facilities Revenue, Mercy
            Health System, 6.38%, 9/1/01 AMBAC....................      160,875
  250,000  Clermont County, Waterworks Revenue, 6.63%, 12/1/16,
            Prerefunded 12/1/01 @ 102 AMBAC.......................      276,562
  240,000  Cleveland, Waterworks Revenue, 1st Mortgage, Series F-
            92 A, 6.25%, 1/1/05, Prerefunded 1/1/02 @ 102 AMBAC...      261,300
   10,000  Cleveland, Waterworks Revenue, 1st Mortgage, Series F-
            92 A, 6.25%, 1/1/05, Callable 1/1/02 @ 102 AMBAC......       10,750
  250,000  Columbus, Sewer Revenue, 6.13%, 6/1/03, Callable 6/1/02
            @ 102.................................................      270,938
  175,000  Edgewood, City School District, GO, 6.30%, 12/1/02,
            Callable 12/1/01 @ 101 FGIC...........................      189,656
  250,000  Franklin County, Hospital Revenue, Children's Hospital
            Project, Series A, 6.40%, 11/1/06, Prerefunded 11/1/01
            @ 102.................................................      273,438
  155,000  Hamilton County, Sewer System Revenue, Series A, 6.40%,
            12/1/03, Callable 6/1/01 @ 102........................      167,206
   95,000  Hamilton County, Sewer System Revenue, Series A, 6.40%,
            12/1/03, Prerefunded 6/1/01 @ 102.....................      103,550
   80,000  Hamilton County, Sewer System Revenue, Series A, 6.40%,
            12/1/04, Prerefunded 6/1/01 @ 102.....................       87,200
  250,000  Mahoning County, GO, 5.60%, 12/1/02 MBIA...............      262,500
  250,000  Montgomery County, GO, Issue I, Series A, 6.55%,
            9/1/06, Prerefunded 9/1/01@ 100.......................      270,000
  250,000  Olentangy Local School District, GO, Series A, 5.70%,
            12/1/05, Callable 12/1/04 @ 102.......................      265,312
  250,000  Pickerington Local School District, GO, 5.55%, 12/1/07,
            Callable 12/1/03 @ 102 AMBAC..........................      261,563
  100,000  Springboro, City School District, GO, 6.60%, 12/1/02,
            Prerefunded 12/1/01 @ 102.............................      110,125
  250,000  State, GO, 5.80%, 8/1/01...............................      263,438
  100,000  State, GO, 5.60%, 8/1/02...............................      105,125
  100,000  State Building Authority, State Transportation
            Facilities, Series A, 7.00%, 9/1/07, Callable 9/1/00 @
            102 MBIA..............................................      108,875
  245,000  State Building Authority, Adult Correctional Building
            Fund, Series A, 6.13%, 10/1/09, Callable 10/1/03 @
            102...................................................      263,987
   95,000  State Building Authority, State Facilities, James
            Rhodes Project, 6.25%, 6/1/11, Callable 6/1/01 @ 102
            MBIA-IBC..............................................      100,225
  250,000  State Higher Educational Facilities Revenue, Series 11-
            1990-A, 6.70%, 5/1/02, Callable 5/1/00 @ 102 MBIA.....      268,750
  160,000  State Housing Finance Agency, Single Family Mortgage
            Revenue, Series D, 6.80%, 9/1/05, Callable 9/1/01 @
            102...................................................      168,600
  200,000  State Public Facilities Commission, Higher Education
            Capital Facilities, Series II-A, 5.20%, 5/1/05 AMBAC..      205,250
  250,000  State Public Facilities Commission, Higher Education
            Capital Facilities, Series II-B, 5.70% 11/1/03 AMBAC..      265,000
  175,000  State Public Facilities Commission, Higher Educational
            Facilities, 6.50%, 12/1/02, Callable 12/1/99 @ 102
            AMBAC.................................................      186,156
  200,000  State Water Development Authority Revenue, Pure Water,
            Series I, 6.90%, 12/1/98, ETM MBIA....................      207,750

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Ohio Tax-Free Bond Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 MUNICIPAL BONDS (CONTINUED):
 Ohio, continued
 $250,000  State Water Development Authority Revenue, Pure Water,
            5.75%, 6/1/03, Callable 12/1/02 @ 102 MBIA............   $  264,375
  250,000  State Water Development Authority Revenue, Pure Water,
            5.75%, 6/1/04, Callable 12/1/02 @ 102 MBIA............      265,000
  250,000  State Water Development Authority Revenue, Pure Water,
            5.75%, 12/1/05, Callable 12/1/02 @ 102 MBIA...........      264,063
  250,000  University of Cincinnati, Series I-1, 6.95%, 6/1/00,
            Prerefunded 6/1/99 @ 102..............................      267,500
  250,000  University of Toledo, 7.00%, 6/1/03, Prerefunded 6/1/00
            @ 102 MBIA ...........................................      273,125
                                                                     ----------
 Total Ohio Municipal Bonds                                           7,053,044
                                                                     ----------
 Oregon (3.6%):
  285,000  Tri-County Metropolitan Transportation District, GO,
            Light Rail Extension, Series A, 5.70%, 7/1/04,
            Callable 7/1/02 @ 101.................................      302,100
                                                                     ----------
 Total Municipal Bonds                                                7,630,457
                                                                     ----------
 INVESTMENT COMPANIES (9.5%):
  370,495  Dreyfus Municipal Money Market Fund....................      370,495
  433,900  Federated Tax Free Money Market Fund...................      433,900
                                                                     ----------
 Total Investment Companies                                             804,395
                                                                     ----------
 Total (Cost--$7,971,128)(a)                                         $8,434,852
                                                                     ==========

-------
Percentages indicated are based on net assets of $8,494,144.
(a)Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................................... $463,724
         Unrealized depreciation......................................        0
                                                                       --------
         Net unrealized appreciation.................................. $463,724
                                                                       ========

AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Balanced Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCK (58.4%):
 Aerospace (0.9%):
     3,400 Boeing Co...............................................  $   180,413
                                                                     -----------
 Agricultural Machinery (1.8%):
     6,800 Deere & Co..............................................      373,150
                                                                     -----------
 Apparel (0.9%):
     3,100 Nike, Inc., Class B.....................................      180,963
                                                                     -----------
 Automobile (0.8%):
     4,350 Ford Motor Co...........................................      164,213
                                                                     -----------
 Banks (3.6%):
     4,600 BankBoston Corp.........................................      331,488
     1,500 Chase Manhattan Corp....................................      145,594
     2,650 J.P. Morgan & Co........................................      276,594
                                                                     -----------
                                                                         753,676
                                                                     -----------
 Chemicals (0.9%):
     3,000 E. I. du Pont de Nemours & Co...........................      188,625
                                                                     -----------
 Confections & Beverages (1.8%):
     4,000 Anheuser-Busch Cos., Inc................................      167,750
     2,850 Coca-Cola Co............................................      198,788
                                                                     -----------
                                                                         366,538
                                                                     -----------
 Computers & Software (10.4%):
     9,400 Cisco Systems, Inc. (b).................................      630,975
     4,000 Compaq Computer Corp. (b)...............................      397,000
     4,300 Computer Associates International, Inc..................      239,456
     4,600 Electronic Data Systems Corp............................      188,600
     3,000 Intel Corp..............................................      425,437
     1,200 Microsoft Corp. (b).....................................      151,650
     7,800 Silicon Graphics, Inc. (b)..............................      117,000
                                                                     -----------
                                                                       2,150,118
                                                                     -----------
 Diversified (1.8%):
     5,600 General Electric Co.....................................      366,100
                                                                     -----------
 Finance--Mortgage Loan/Banker (1.5%):
     7,000 Federal National Mortgage Assoc.........................      305,375
                                                                     -----------
 Financial Services (1.7%):
     2,750 Student Loan Marketing Assoc............................      349,250
                                                                     -----------
 Food Processing (1.1%):
    10,000 Archer Daniels Midland Co...............................      235,000
                                                                     -----------
 Health Products/Care (2.0%):
     7,400 Columbia/HCA Healthcare Corp............................      290,912
     2,000 Johnson & Johnson.......................................      128,750
                                                                     -----------
                                                                         419,662
                                                                     -----------
 Household Products/Wares (2.1%):
     3,000 Procter & Gamble Co.....................................      423,750
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCK, CONTINUED :
 Industrial Machinery (0.9%):
     1,700 Caterpillar, Inc........................................  $   182,537
                                                                     -----------
 Instruments--Scientific (1.5%):
     7,200 Millipore Corp..........................................      316,800
                                                                     -----------
 Insurance (1.1%):
     4,500 Sunamerica, Inc.........................................      219,375
                                                                     -----------
 Oil & Gas Producers (1.0%):
     2,000 Texaco, Inc.............................................      217,500
                                                                     -----------
 Oil--International (5.1%):
     4,600 Amoco Corp..............................................      399,912
     5,000 British Petroleum PLC, ADR..............................      374,375
     4,600 Exxon Corp..............................................      282,900
                                                                     -----------
                                                                       1,057,187
                                                                     -----------
 Pharmaceuticals (4.4%):
     6,500 Bristol-Myers Squibb Co.................................      526,500
     2,400 Merck & Co., Inc........................................      248,400
     1,200 Pfizer, Inc.............................................      143,400
                                                                     -----------
                                                                         918,300
                                                                     -----------
 Printing & Publishing (1.1%):
     4,500 New York Times Co--Class A..............................      227,250
                                                                     -----------
 Real Estate (1.5%):
    17,000 Health & Retirement Properties Trust....................      319,812
                                                                     -----------
 Restaurants (1.0%):
     8,150 Wendy's International, Inc..............................      211,391
                                                                     -----------
 Rubber & Tires (0.8%):
     2,550 Goodyear Tire & Rubber Co...............................      161,447
                                                                     -----------
 Steel (0.7%):
     8,000 Worthington Industries, Inc.............................      146,500
                                                                     -----------
 Tobacco (1.7%):
     7,800 Philip Morris Cos., Inc.................................      346,125
                                                                     -----------
 Tools (1.0%):
     5,400 Black & Decker Corp.....................................      200,812
                                                                     -----------
 Utilities--Electric (2.1%):
     6,000 CINergy Corp............................................      208,875
     4,500 Duke Power Co...........................................      215,719
                                                                     -----------
                                                                         424,594
                                                                     -----------
 Utilities--Telecommunications (3.2%):
     2,300 Ameritech Corp..........................................      156,256
     4,400 AT&T Corp...............................................      154,275
     5,400 Cincinnati Bell, Inc....................................      170,100

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Balanced Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Utilities--Telecommunications, continued:
     4,300 GTE Corp...............................................   $   188,662
                                                                     -----------
                                                                         669,293
                                                                     -----------
 Total Common Stock                                                   12,075,756
                                                                     -----------
 CORPORATE BONDS (3.7%):
 Brokers (0.8%):
  $163,000 Merrill Lynch & Co., Inc., 9.00%, 5/1/98...............       167,130
                                                                     -----------
 Department Stores (1.0%):
   200,000 Sears, Roebuck & Co., 5.82%, 2/22/99...................       199,000
                                                                     -----------
 Tobacco (1.9%):
   382,000 Philip Morris Cos., Inc., 8.38%, 6/1/01................       404,443
                                                                     -----------
 Total Corporate Bonds                                                   770,573
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (10.9%):
 Federal Home Loan Bank:
   100,000 5.97%, 12/14/98........................................       100,023
   500,000 6.25%,7/16/99..........................................       500,635
   200,000 6.11%, 1/18/01.........................................       196,750
   300,000 6.04%, 2/14/01.........................................       294,543
                                                                     -----------
                                                                       1,091,951
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Assoc.:
 $  410,000 5.69%, 11/29/00, continuously callable................   $   398,983
                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOC.:
    300,000 6.95%, 11/13/06.......................................       297,555
                                                                     -----------
 Government National Mortgage Assoc.:
    468,654 6.50%, 11/15/10.......................................       462,107
                                                                     -----------
 Total U.S. Government Agencies                                        2,250,596
                                                                     -----------
 U.S. TREASURY NOTES (23.8%):
  1,000,000 5.75%, 12/31/98.......................................       996,890
     50,000 5.88%, 2/28/99........................................       498,820
    700,000 6.25%, 5/31/00........................................       700,133
    300,000 6.25%, 10/31/01.......................................       298,431
    300,000 6.38%, 8/15/02........................................       299,844
    500,000 5.75%, 8/15/03........................................       482,665
    600,000 6.88%, 5/15/06........................................       612,102
  1,000,000 6.53%, 7/15/06........................................     1,028,270
                                                                     -----------
 Total U.S. Treasury Notes                                             4,917,155
                                                                     -----------
 INVESTMENT COMPANIES (2.7%):
      2,028 Dreyfus Treasury Prime Fund...........................         2,028
    558,140 Federated U.S. Treasury Services Fund.................       558,140
                                                                     -----------
 Total Investment Companies                                              560,168
                                                                     -----------
 Total (Cost--$18,290,057)(a)                                        $20,574,248
                                                                     ===========

-------
The percentages indicated are based on net assets of $20,660,551.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $2,464,438
         Unrealized depreciation....................................   (180,247)
                                                                     ----------
         Net unrealized appreciation................................ $2,284,191
                                                                     ==========

(b) Non-income producing security.
ADR--American Depository Receipt
PLC--Public Liability Company

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Stock Appreciation Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK (96.3%):
 Apparel (3.2%):
  10,000   Intimate Brands, Inc...................................   $   210,000
  12,500   Jones Apparel Group, Inc. (b)..........................       596,875
                                                                     -----------
                                                                         806,875
                                                                     -----------
 Auto Parts (1.7%):
  16,000   Gentex Corp. (b).......................................       316,000
  10,000   Simpson Industries, Inc................................       106,250
                                                                     -----------
                                                                         422,250
                                                                     -----------
 Banks (4.0%):
  14,400   Colonial BancGroup, Inc................................       349,200
   4,000   HUBCO, Inc.............................................       116,000
  14,000   Sterling Bancorp.......................................       260,750
   6,000   Vermont Financial Services Corp........................       282,000
                                                                     -----------
                                                                       1,007,950
                                                                     -----------
 Building--Mobile Home (1.4%):
  20,000   Coachmen Industries, Inc...............................       342,500
                                                                     -----------
 Building Materials (1.1%):
   8,600   Congoleum Corp.--Class A (b)...........................       101,050
   4,500   Medusa Corp............................................       172,688
                                                                     -----------
                                                                         273,738
                                                                     -----------
 Chemicals (1.7%):
   6,000   Cabot Corp.............................................       170,250
  27,000   CFC International, Inc. (b)............................       263,250
                                                                     -----------
                                                                         433,500
                                                                     -----------
 Computer, Software & Services (18.6%):
   3,200   Adaptec, Inc. (b)......................................       111,200
  10,000   Cisco Systems, Inc. (b)................................       671,250
   6,000   Compuware Corp. (b)....................................       286,500
   3,500   Comverse Technology, Inc. (b)..........................       182,000
   8,000   Dell Computer Corp. (b)................................       939,500
   6,000   Gateway 2000, Inc. (b).................................       194,625
   9,900   Microsoft Corp. (b)....................................     1,251,113
  10,000   Nimbus CD International, Inc. (b)......................       110,000
  10,000   Structural Dynamics Research Corp. (b).................       262,500
   7,000   Sun Microsystems, Inc. (b).............................       260,531
  40,000   The Learning Co., Inc. (b).............................       375,000
                                                                     -----------
                                                                       4,644,219
                                                                     -----------
 Cosmetics & Toiletries (3.3%):
  15,000   Nature's Sunshine Products, Inc........................       271,875
  20,000   NBTY, Inc. (b).........................................       560,000
                                                                     -----------
                                                                         831,875
                                                                     -----------
 Data Processing (1.0%):
   5,000   National Data Corp.....................................       216,562
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Direct Marketing (1.3%):
   7,000   Catalina Marketing Corp. (b)...........................   $   336,875
                                                                     -----------
 Distribution/Wholesaling (2.3%):
  18,000   Tech Data Corp. (b)....................................       565,875
                                                                     -----------
 Electrical (1.5%):
  15,000   Chicago Miniature Lamp, Inc. (b).......................       373,125
                                                                     -----------
 Electronics (0.3%):
   5,000   ADFlex Solutions, Inc. (b).............................        75,000
                                                                     -----------
 Environmental Control (1.6%):
  15,000   U.S. Filter Corp. (b)..................................       408,750
                                                                     -----------
 Household Products/Wares (0.8%):
  20,000   USA Detergents, Inc. (b)...............................       205,000
                                                                     -----------
 Human Resources (0.8%):
  10,000   Alternative Resources, Inc. (b)........................       203,750
                                                                     -----------
 Industrial Machinery (2.1%):
   8,000   AGCO Corp..............................................       287,500
   9,900   Federal Signal Corp....................................       248,738
                                                                     -----------
                                                                         536,238
                                                                     -----------
 Instruments--Scientific (1.2%):
   6,600   Millipore Corp.........................................       290,400
                                                                     -----------
 Insurance (0.7%):
   4,000   Life Re Corp...........................................       186,500
                                                                     -----------
 Manufacturing (0.3%):
   5,000   Optical Coating Laboratories, Inc......................        67,500
                                                                     -----------
 Medical--Instruments/Products (4.4%):
  20,700   Physio-Control International Corp. (b).................       310,500
  11,000   Steris Corp. (b).......................................       411,125
  10,000   U.S. Surgical Corp.....................................       372,500
                                                                     -----------
                                                                       1,094,125
                                                                     -----------
 Motorcycles (1.9%):
  10,000   Harley-Davidson, Inc...................................       479,375
                                                                     -----------
 Oil Equipment, Wells & Services (5.8%):
  12,000   ENSCO International, Inc. (b)..........................       633,000
  25,000   Global Marine, Inc. (b)................................       581,250
  12,000   Tuboscope Vetco International Corp. (b)................       238,500
                                                                     -----------
                                                                       1,452,750
                                                                     -----------
 Pharmaceuticals (1.5%):
   8,000   Jones Medical Industries, Inc..........................       380,000
                                                                     -----------
 Power Conversion--Supply Equipment (1.4%):
  18,000   American Power Conversion Corp. (b)....................       342,000
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Stock Appreciation Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Printing & Publishing (0.5%):
   5,000   World Color Press, Inc. (b)............................   $   118,750
                                                                     -----------
 Real Estate (14.1%):
   4,200   American Health Properties, Inc........................       105,525
   4,200   Amli Residential Properties Trust......................        98,700
   3,000   Cali Realty Corp.......................................       102,000
   3,200   CarrAmerica Realty Corp................................        92,000
   2,800   Chelsea GCA Realty, Inc................................       106,400
  10,000   Duke Realty Investments, Inc...........................       405,000
   3,500   Essex Property Trust, Inc..............................       112,437
   2,700   FelCor Suite Hotels, Inc...............................       100,575
   3,700   Franchise Finance Corp. of America.....................        96,431
   2,800   Health Care Property Investors, Inc....................        98,700
   8,000   Health & Retirement Property Trust.....................       150,500
   2,900   Highwood Properties, Inc...............................        92,800
   4,000   JP Realty, Inc.........................................       108,500
  10,000   Jameson Inns, Inc......................................       117,500
   4,500   Manufactured Home Communities, Inc.....................       103,781
   8,000   National Golf Properties, Inc..........................       278,000
   3,000   OMEGA Healthcare Investors, Inc........................        98,063
   5,000   Pacific Gulf Properties, Inc...........................       110,000
   3,000   Realty Income Corp.....................................        78,750
   4,400   Reckson Associates Realty Corp.........................       101,200
   4,200   Security Capital Pacific Trust.........................        96,075
   3,300   Shurgard Storage Centers, Inc..........................        92,400
   3,200   Sovran Self Storage, Inc...............................        93,600
   4,450   Storage Trust Realty...................................       117,925
   8,500   Summit Properties, Inc.................................       175,313
   5,000   Tanger Factory Outlet Centers, Inc.....................       134,375
   3,400   Urban Shopping Centers, Inc............................       108,375
   6,000   Walden Residential Properties, Inc.....................       153,750
                                                                     -----------
                                                                       3,528,675
                                                                     -----------
 Recreational Equipment (1.4%):
  10,000   Callaway Golf Co.......................................       355,000
                                                                     -----------
 Restaurant (2.0%):
  15,000   Boston Chicken, Inc. (b)...............................       210,000
  11,000   Wendy's International, Inc.............................       285,312
                                                                     -----------
                                                                         495,312
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Savings & Loans (2.4%):
    7,000  Astoria Financial Corp.................................   $   332,500
    5,000  Charter One Financial, Inc.............................       269,375
                                                                     -----------
                                                                         601,875
                                                                     -----------
 Sporting Goods (1.2%):
   17,000  Cannondale Corp. (b)...................................       301,750
                                                                     -----------
 Steel (2.9%):
    9,000  Carpenter Technology Corp..............................       411,750
   16,400  Worthington Industries, Inc............................       300,325
                                                                     -----------
                                                                         712,075
                                                                     -----------
 Telecommunications (3.2%):
   16,000  Aspect Telecommunications Corp. (b)....................       356,000
   20,000  LCI International, Inc. (b)............................       437,500
                                                                     -----------
                                                                         793,500
                                                                     -----------
 Tools (1.2%):
    8,000  Black & Decker Corp....................................       297,500
                                                                     -----------
 Tobacco (0.5%):
    5,000  DIMON, Inc.............................................       132,500
                                                                     -----------
 Transportation--Airlines (1.1%):
   10,000  Comair Holdings, Inc...................................       276,875
                                                                     -----------
 Utilities--Electric (1.9%):
   10,000  Commonwealth Energy System.............................       239,374
    4,900  OGE Energy Corp........................................       222,950
                                                                     -----------
                                                                         462,324
                                                                     -----------
 Total Common Stock                                                   24,052,868
                                                                     -----------
 INVESTMENT COMPANIES (4.0%):
 $272,376  Dreyfus Treasury Prime Fund............................       272,376
  738,728  Federated U.S. Treasury Services #125..................       738,728
                                                                     -----------
 Total Investment Companies                                            1,011,104
                                                                     -----------
 Total (Cost--$20,444,122)(a)                                        $25,063,972
                                                                     ===========

-------
The percentages indicated are based on net assets of $24,982,641.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation..................................... $5,589,845
         Unrealized depreciation.....................................  (969,995)
                                                                      ----------
         Net unrealized appreciation................................. $4,619,850
                                                                      ==========

(b) Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Large Company Select Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCK (94.5%):
 Aerospace (2.3%):
  13,600   Boeing Co...............................................  $   721,650
                                                                     -----------
 Agricultural Machinery (3.0%):
  17,000   Deere & Co..............................................      932,875
                                                                     -----------
 Apparel (0.5%):
   2,500   Nike, Inc.--Class B.....................................      145,938
                                                                     -----------
 Automobile (1.7%):
  14,150   Ford Motor Co...........................................      534,163
                                                                     -----------
 Banks (3.6%):
   5,400   BankAmerica Corp........................................      348,638
   4,200   BankBoston Corp.........................................      302,662
     900   Citicorp................................................      108,506
   5,200   KeyCorp.................................................      290,550
   1,600   Mellon Bank Corp........................................       72,200
                                                                     -----------
                                                                       1,122,556
                                                                     -----------
 Building & Construction (0.9%):
   3,800   Armstrong World Industries, Inc.........................      278,825
                                                                     -----------
 Confections & Beverages (3.1%):
  11,600   Coca-Cola Co............................................      809,100
   3,000   PepsiCo, Inc............................................      112,687
   1,050   So. African Brewers Ltd.................................       31,196
                                                                     -----------
                                                                         952,983
                                                                     -----------
 Computers & Software (15.4%):
  11,850   Cisco Systems, Inc. (b).................................      795,431
   2,150   Compaq Computer Corp. (b)...............................      213,388
  10,450   Computer Associates International, Inc..................      581,934
  11,500   Electronic Data Systems Corp............................      471,500
   9,000   Intel Corp..............................................    1,276,313
     600   International Business Machines Corp....................       54,112
  10,000   Hewlett-Packard Co......................................      560,000
   6,200   Microsoft Corp. (b).....................................      783,525
   2,701   NCR Corp. (b)...........................................       80,355
                                                                     -----------
                                                                       4,816,558
                                                                     -----------
 Cosmetics & Toiletries (3.2%):
   1,600   Avon Products, Inc......................................      112,900
   9,200   Gillette Co.............................................      871,700
                                                                     -----------
                                                                         984,600
                                                                     -----------
 Diversified (3.4%):
  16,100   General Electric Co.....................................    1,052,537
                                                                     -----------
 Electrical (1.1%):
   6,200   Emerson Electric Co.....................................      341,387
                                                                     -----------
 Entertainment (1.4%):
   5,600   The Walt Disney Co......................................      449,400
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCK, CONTINUED:
 Finance--Mortgage Loan/Banker (2.1%):
  15,200   Federal National Mortgage Assoc.........................  $   663,100
                                                                     -----------
 Financial Services (4.0%):
  11,600   American Express Co.....................................      864,200
   2,900   Student Loan Marketing Assoc............................      368,300
                                                                     -----------
                                                                       1,232,500
                                                                     -----------
 Food Processing (0.8%):
  10,000   Archer-Daniels-Midland Co...............................      235,000
                                                                     -----------
 Health Products/Care (0.3%):
   1,200   Johnson & Johnson.......................................       77,250
                                                                     -----------
 Household Products/Wares (2.6%):
   5,800   Procter & Gamble Co.....................................      819,250
                                                                     -----------
 Industrial Machinery (1.0%):
   3,000   Caterpillar, Inc........................................      322,125
                                                                     -----------
 Instruments--Scientific (1.4%):
   9,850   Millipore Corp..........................................      433,400
                                                                     -----------
 Insurance (7.0%):
   6,050   American International Group, Inc.......................      903,719
   3,200   Chubb Corp..............................................      214,000
   4,800   Marsh & McLennan Cos., Inc..............................      342,600
   7,100   Sunamerica, Inc.........................................      346,125
   5,999   Travelers Group, Inc....................................      378,312
                                                                     -----------
                                                                       2,184,756
                                                                     -----------
 Mining (1.7%):
   7,100   Potash Corp. of Saskatchewan, Inc.......................      532,944
                                                                     -----------
 Oil & Gas Producers (2.5%):
   3,100   Amoco Corp..............................................      269,506
   7,200   Mobil Corp..............................................      503,100
                                                                     -----------
                                                                         772,606
                                                                     -----------
 Oil--International (4.4%):
  11,600   Exxon Corp..............................................      713,400
   3,100   Royal Dutch Petroleum--NY Shares........................      662,238
                                                                     -----------
                                                                       1,375,638
                                                                     -----------
 Oil Equipment, Wells & Services (1.7%):
   4,300   Schlumberger Ltd........................................      537,500
                                                                     -----------
 Packaged Foods (2.3%):
   7,800   CPC International, Inc..................................      720,037
                                                                     -----------
 Pharmaceuticals (4.6%):
   7,600   Merck & Co., Inc........................................      786,600
   5,400   Pfizer, Inc.............................................      645,300
                                                                     -----------
                                                                       1,431,900
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
Large Company Select Fund
(Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCK, CONTINUED:
 Printing & Publishing (1.3%):
   4,000   Gannett Co., Inc........................................  $   395,000
                                                                     -----------
 Real Estate (1.6%):
  10,500   Summit Properties, Inc..................................      216,563
  11,000   Walden Residential Properties, Inc......................      281,875
                                                                     -----------
                                                                         498,438
                                                                     -----------
 Restaurants (2.0%):
  24,325   Wendy's International, Inc..............................      630,930
                                                                     -----------
 Retail (0.7%):
   6,600   Wal-Mart Stores, Inc....................................      223,162
                                                                     -----------
 Rubber & Tires (2.7%):
  13,500   Goodyear Tire & Rubber Co...............................      854,718
                                                                     -----------
 Steel (1.0%):
   3,000   Carpenter Technology Corp...............................      137,250
  10,250   Worthington Industries, Inc.............................      187,703
                                                                     -----------
                                                                         324,953
                                                                     -----------
 Telecommunications (1.0%):
   3,200   Ericsson (L.M.) Telefonaktiebolaget--ADR................      126,000
   2,656   Lucent Technologies, Inc................................      191,398
                                                                     -----------
                                                                         317,398
                                                                     -----------

 SHARES OR
 PRINCIPAL                          SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------  -----------
 COMMON STOCK, CONTINUED:
 Tobacco (1.1%):
      7,800 Philip Morris Cos., Inc................................  $   346,125
                                                                     -----------
 Tools (0.5%):
      4,000 Black & Decker Corp....................................      148,750
                                                                     -----------
 Transportation--Rail (0.5%):
      6,000 Canadian Pacific Ltd...................................      170,625
                                                                     -----------
 Utility--Gas & Electric (2.1%):
     11,000 CINergy Corp...........................................      382,938
          1 El Paso Natural Gas Co.................................           28
      6,000 OGE Energy Corp........................................      273,000
                                                                     -----------
                                                                         655,966
                                                                     -----------
 Utility--Telecommunications (4.0%):
     12,800 AT&T Corp..............................................      448,800
      8,600 Cincinnati Bell, Inc...................................      270,900
     11,700 GTE Corp...............................................      513,337
                                                                     -----------
                                                                       1,233,037
                                                                     -----------
  Total Common Stock                                                  29,470,580
                                                                     -----------
 INVESTMENT COMPANIES (5.4%):
 $  579,262 Dreyfus Treasury Prime Fund............................      579,262
  1,110,921 Federated U.S. Treasury Services #125..................    1,110,921
                                                                     -----------
 Total Investment Companies                                            1,690,183
                                                                     -----------
 Total (Cost--$16,266,787)(a)                                        $31,160,763
                                                                     ===========

-------
The percentages indicated are based on net assets of $31,189,673.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $15,022,873
         Unrealized depreciation....................................   (128,897)
                                                                     -----------
         Net unrealized appreciation................................ $14,893,976
                                                                     ===========

(b) Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

1. ORGANIZATION:

 The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue seven series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Balanced Fund (formerly the Riverfront Flexible Growth Fund), The Riverfront Stock Appreciation Fund and The Riverfront Large Company Select Fund (each, a "Portfolio"; and collectively, the "Portfolios").

 The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgaged back securities and other asset-backed securities. The investment objective of the Income Equity Fund is to seek a high level of investment income, with captial apprecitation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Ohio Tax-Free Bond Fund is to seek income exempt from federal and Ohio state income taxes and preservation of capital. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Stock Appreciation Fund is to seek capital growth. The investment objective of the Large Company Select Fund is to seek long-term growth of capital with some current income as a secondary objective.

 The Fund is authorized to issue 3,000,000,000 shares with a par value of $.001 per share. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

 The U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Balanced Fund, the Stock Appreciation Fund and the Large Company Select Fund (collectively, "the variable net asset value funds") each offers two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to distribution and shareholder services (12b-1) fees paid by each share class, voting rights on matters affecting a single share class, and the exchange privileges of each share class.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

 assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market fund are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded, or in the absence of any sales, at the mean of the latest available bid and asked quotations on such exchange. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

  REPURCHASE AGREEMENTS:

  The Portfolios may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser or the Portfolio's sub-investment adviser, as applicable, deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the exception of the Stock Appreciation Fund which declares and pays any dividends semi annually.

  Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  FEDERAL INCOME TAXES:

  It is the policy of the Portfolios to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders, therefore, no federal tax provision was required.

  EXPENSE ALLOCATIONS:

  Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the Portfolios, generally on the basis of relative net assets. Fees paid under a Portfolio's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1997 are as follows:

                                                         PURCHASES      SALES
                                                         ----------- -----------
  U.S. Government Income Fund........................... $18,330,989 $16,645,985
  Income Equity Fund.................................... $69,788,180 $64,769,058
  Ohio Tax-Free Bond Fund...............................  $        0 $13,476,041
  Balanced Fund......................................... $13,315,547 $12,976,732
  Stock Appreciation Fund............................... $12,593,394 $19,170,213
  Large Company Select Fund............................. $ 4,221,864 $ 6,808,227


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the portfolios with multiple classes of shares were as follows:

                                  U.S. GOVERNMENT
                                   INCOME FUND                 INCOME EQUITY FUND
                           -----------------------------  -----------------------------
                           SIX MONTHS ENDED               SIX MONTHS ENDED
                               JUNE 30,      YEAR ENDED       JUNE 30,      YEAR ENDED
                                 1997       DECEMBER 31,        1997       DECEMBER 31,
                             (UNAUDITED)        1996        (UNAUDITED)        1996
                           ---------------- ------------  ---------------- ------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares
     issued...............   $19,371,293    $ 2,494,252     $ 4,647,935    $ 8,709,609
    Dividends reinvested..       199,083        440,531         424,700     10,845,880
    Shares redeemed.......    (3,237,658)    (4,741,047)     (5,788,312)    (7,958,218)
                             -----------    -----------     -----------    -----------
    Change in net assets
     from Investor share
     transactions.........   $16,332,718    $(1,806,264)    $  (715,677)   $11,597,271
                             ===========    ===========     ===========    ===========
  Investor B Shares:
    Proceeds from shares
     issued...............   $   219,351    $   372,835     $ 5,488,920    $ 3,928,456
    Dividends reinvested..        29,836         45,964          22,015      1,297,923
    Shares redeemed.......       (93,400)      (349,650)       (758,890)      (420,101)
                             -----------    -----------     -----------    -----------
    Change in net assets
     from Investor share
     transactions.........   $   155,787    $    69,149     $ 4,752,045    $ 4,806,278
                             ===========    ===========     ===========    ===========
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued................     2,055,880        264,167         368,792        680,679
    Reinvested............        21,316         46,735          33,439        898,119
    Redeemed..............      (346,711)      (502,013)       (452,534)      (624,637)
                             -----------    -----------     -----------    -----------
    Change in Investor A
     Shares...............     1,730,485       (191,111)        (50,303)       954,161
                             ===========    ===========     ===========    ===========
  Investor B Shares:
    Issued................        20,842         34,874         426,560        317,268
    Reinvested............         2,844          4,314           1,706        103,352
    Redeemed..............        (8,863)       (32,664)        (58,702)       (31,854)
                             -----------    -----------     -----------    -----------
    Change in Investor B
     Shares...............        14,823          6,524         369,564        388,766
                             ===========    ===========     ===========    ===========


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                OHIO TAX-FREE FUND               BALANCED FUND
                           ----------------------------- -----------------------------
                           SIX MONTHS ENDED              SIX MONTHS ENDED
                               JUNE 30,      YEAR ENDED      JUNE 30,      YEAR ENDED
                                 1997       DECEMBER 31,       1997       DECEMBER 31,
                             (UNAUDITED)        1996       (UNAUDITED)        1996
                           ---------------- ------------ ---------------- ------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares
     issued...............   $ 11,566,283    $  39,457     $   673,769    $ 5,979,948
    Dividends reinvested..          3,146        6,134         115,388        318,997
    Shares redeemed.......    (14,924,002)    (340,435)     (2,390,772)    (5,316,451)
                             ------------    ---------     -----------    -----------
    Change in net assets
     from Investor share
     transactions.........   $ (3,354,573)   $(294,844)    $(1,601,615)   $   982,494
                             ============    =========     ===========    ===========
  Investor B Shares:
    Proceeds from shares
     issued...............   $    341,495    $ 592,591     $   855,914    $ 5,648,362
    Dividends reinvested..         19,676       20,060          49,766        227,824
    Shares redeemed.......        (28,066)    (248,303)       (946,743)    (1,218,260)
                             ------------    ---------     -----------    -----------
    Change in net assets
     from Investor share
     transactions.........   $    333,105    $ 364,348     $   (41,063)   $ 4,657,926
                             ============    =========     ===========    ===========
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued................      1,111,475        3,737          56,071        531,651
    Reinvested............            306          593           9,676         28,295
    Redeemed..............     (1,441,047)     (32,383)       (199,937)      (466,939)
                             ------------    ---------     -----------    -----------
    Change in Investor A
     Shares...............       (329,266)     (28,053)       (134,190)        93,007
                             ============    =========     ===========    ===========
  Investor B Shares:
    Issued................         32,459       55,795          69,713        485,748
    Reinvested............          1,876        1,897           4,018         19,547
    Redeemed..............         (2,649)     (23,572)        (76,253)      (104,208)
                             ------------    ---------     -----------    -----------
    Change in Investor B
     Shares...............         31,686       34,120          (2,522)       401,087
                             ============    =========     ===========    ===========

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                                  LARGE COMPANY
                                     STOCK APPRECIATION FUND       SELECT FUND
                                   -----------------------------  -------------
                                   SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30,      YEAR ENDED     JUNE 30,
                                         1997       DECEMBER 31,     1997 *
                                     (UNAUDITED)        1996       (UNAUDITED)
                                   ---------------- ------------  -------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares issued...   $  1,618,266   $  3,225,171   $28,683,651
    Dividends reinvested..........              0      2,903,615            95
    Shares redeemed...............    (10,091,113)   (16,060,775)   (2,936,034)
                                     ------------   ------------   -----------
    Change in net assets from
     Investor share transactions..   $ (8,472,847)  $ (9,931,989)  $25,747,712
                                     ============   ============   ===========
  Investor B Shares:
    Proceeds from shares issued...   $    295,336   $    483,957   $   498,838
    Dividends reinvested..........              0         65,586             0
    Shares redeemed...............       (100,881)      (105,940)       (5,330)
                                     ------------   ------------   -----------
    Change in net assets from
     Investor share transactions..   $    194,455   $    443,603   $   493,508
                                     ============   ============   ===========
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued........................        172,193        307,057     2,857,580
    Reinvested....................              0        308,567             8
    Redeemed......................     (1,071,386)    (1,618,575)     (271,480)
                                     ------------   ------------   -----------
    Change in Investor A Shares...       (899,193)    (1,002,951)    2,586,108
                                     ============   ============   ===========
  Investor B Shares:
    Issued........................         30,776         66,446        44,947
    Reinvested....................              0          6,727             0
    Redeemed......................        (10,431)       (10,094)         (452)
                                     ------------   ------------   -----------
    Change in Investor B Shares...         20,345         63,079        44,495
                                     ============   ============   ===========

-------
* For the period January 2, 1997 (commencement of operations) through June 30, 1997.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

5. RELATED PARTY TRANSACTIONS:

 Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Balanced Fund, the Stock Appreciation Fund and the Large Company Select Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

 Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into a Sub- Investment Advisory Agreement with DePrince, Race & Zollo, Inc. ("DRZ"), for the Income Equity Fund. DRZ provides investment advice to and supervises the investment program of the Income Equity Fund. Under the terms of the Sub-Investment Advisory Agreement, DRZ receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund managed by DRZ and 0.55% of average daily net assets above $55 million for this Portfolio managed by DRZ.

 In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

 During the period ended June 30, 1997, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on behalf of the Fund. The Fund paid PSI approximately $35,720 that has been included in investments at cost, as commissions for such transactions.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

 Provident also serves as transfer agent and shareholder servicing agent to the Fund. BISYS Ohio served as sub-transfer agent for the Investor B Shares through March 24, 1997. On March 25, 1997, Provident became the Transfer Agent for all shares of the Fund. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out-of-pocket expenses. Under the terms of the Shareholder Services Plan, each Portfolio is authorized to pay compensation to banks and other financial intitutions, including Provident and BISYS or other providers for recordkeeping and/or administrative support services. As of June 30, 1997, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

 The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Portfolio is authorized to pay

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

5. RELATED PARTY TRANSACTIONS, CONTINUED:

 or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Portfolio. Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

 For the period ended June 30, 1997, BISYS received $10,829 from commissions on sales of capital shares, of which $156 was reallowed to brokers affiliated with Provident.

 Provident and certain of its affiliates own shares of the Portfolios of the Fund. As of June 30, 1997, the aggregate value of capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

  U.S. Government Money Market........................................ $113,996
  U.S. Government Income Fund......................................... $ 48,856
  Income Equity Fund.................................................. $ 13,988
  Ohio Tax-Free Bond Fund............................................. $  7,006
  Balanced Fund....................................................... $  4,004
  Stock Appreciation.................................................. $  1,270
  Large Company Select................................................ $ 30,594

 Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended June 30, 1997:

                                        U.S. GOVERNMENT                  INCOME
                                        SECURITIES MONEY U.S. GOVERNMENT EQUITY
                                          MARKET FUND     INCOME FUND     FUND
                                        ---------------- --------------- -------
  INVESTMENT ADVISOR FEES:
  Annual fee before voluntary fee
  reductions
    (percentage of average net
  assets).............................       0.15%            0.40%       0.95%
  Voluntary fee reductions............         NA              NA          NA
  ADMINISTRATION FEES:
  Annual fee (percentage of average
  net assets).........................       0.20%            0.20%       0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee
  reductions
   (percentage of average net assets).       0.25%            0.25%       0.25%
  Voluntary fee reductions............      $125,052         $14,287     $19,605
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average
  net assets).........................         NA             1.00%       1.00%
  CUSTODIAN AND ACCOUNTING FEES.......      $ 41,685         $24,513     $65,983
  TRANSFER AGENT FEES.................      $ 16,684         $24,407     $34,205

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

5. RELATED PARTY TRANSACTIONS, CONTINUED:

                            OHIO TAX-FREE BALANCED       STOCK       LARGE COMPANY
                              BOND FUND     FUND   APPRECIATION FUND  SELECT FUND
                            ------------- -------- ----------------- -------------
  INVESTMENT ADVISOR FEES:
  Annual fee before
  voluntary fee reductions
   (percentage of average
  net assets).............      0.50%      0.90%         0.80%           0.80%
  Voluntary fee
  reductions..............     $ 5,447    $10,012         NA              NA
  ADMINISTRATION FEES:
  Annual fee (percentage
  of average net assets)..      0.20%      0.20%         0.20%           0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before
  voluntary fee reductions
   (percentage of average
  net assets).............      0.25%      0.25%         0.25%           0.25%
  Voluntary fee
  reductions..............       NA       $ 5,307         NA              NA
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage
  of average net assets)..      1.00%      1.00%         1.00%           1.00%
  CUSTODIAN AND ACCOUNTING
  FEES....................     $ 7,626    $15,012       $20,650         $21,545
  TRANSFER AGENT FEES.....     $20,196    $22,891       $59,244         $19,384

 NA--Not applicable

6. ACQUISITION OF COMMON TRUST FUNDS A, B, C AND G

 On January 2, 1997, the Large Company Select Fund issued Investor A shares to acquire the assets and liabilities, including distributions payable of $26,562, of the Common Trust A and Common Trust G of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor A Shares (000)..............................................   2,781
  Net assets (000)..................................................... $27,813
  Net asset value...................................................... $ 10.00
  Unrealized appreciation (000)........................................ $12,593

 On January 9, 1997, the Ohio Tax Free Fund issued Investor A shares to acquire the assets and liabilities, including distributions payable of $15,577, of the Common Trust Fund B of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

  Investor A Shares (000)..............................................   1,097
  Net assets (000)..................................................... $11,400
  Net asset value...................................................... $ 10.39
  Unrealized appreciation (000)........................................ $   465

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                         June 30, 1997
(Unaudited)

 On January 23, 1997, the U.S. Government Income Fund issued Investor A shares to acquire the assets and liabilities, including distributions payable of $26,148, of the Common Trust Fund C of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

  Investor A Shares (000)..............................................   1,761
  Net assets (000)..................................................... $16,607
  Net asset value...................................................... $  9.43
  Unrealized appreciation (000)........................................ $   392

7. SUBSEQUENT EVENTS

 The Company has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of March 21, 1997 (the "Plan"), with The Riverfront Funds, an Ohio business trust (the "Trust"), whereby each Fund of the Company will become a separate series of an Ohio business trust rather than a separate series of a Maryland corporation (the "Conversion").

 The Conversion is subject to certain regulatory approvals and to approval by the shareholders of the Funds at a special Shareholder Meeting. If the shareholders approve the Conversion and the necessary regulatory approval is obtained, it is expected that the Conversion will take place prior to the end of the Funds' fiscal year.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                         -------------------------------------------------------------------
                         SIX MONTHS                                              OCTOBER 1,
                            ENDED            YEARS ENDED DECEMBER 31,             1992 TO
                          JUNE 30,      --------------------------------------  DECEMBER 31,
                            1997          1996      1995    1994 (A)  1993 (A)  1992 (A)(D)
                         -----------    --------  --------  --------  --------  ------------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000      $  1.000  $  1.000  $  1.000  $  1.000    $ 1.000
                          --------      --------  --------  --------  --------    -------
Investment Activities
 Net investment income..     0.024         0.046     0.050     0.040     0.030      0.010
                          --------      --------  --------  --------  --------    -------
Distributions
 Net investment income..    (0.024)       (0.046)   (0.050)   (0.040)   (0.030)    (0.010)
                          --------      --------  --------  --------  --------    -------
NET ASSET VALUE,
 END OF PERIOD..........  $  1.000      $  1.000  $  1.000  $  1.000  $  1.000    $ 1.000
                          ========      ========  ========  ========  ========    =======
Total Return............      2.42%(b)      4.89%     5.52%     3.78%     2.90%      0.80%(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period (000)............  $166,862      $181,017  $157,495  $149,374  $133,207    $37,083
Ratio of expenses to
average net assets......      0.64%(c)      0.59%     0.58%     0.51%     0.32%      0.01%(c)
Ratio of net investment
income to average net
assets..................      4.83%(c)      4.78%     5.34%     3.70%     2.85%      3.09%(c)
Ratio of expenses to
average net assets*.....      0.79%(c)      0.84%     0.83%     0.80%     0.42%      0.68%(c)
Ratio of net investment
income to average net
assets*.................      4.68%(c)      4.53%     5.09%     3.41%     2.75%      2.42%(c)

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Audited by other auditors.
(b) Not annualized.
(c) Annualized.
(d) Period from commencement of operations.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                           U.S. GOVERNMENT INCOME FUND
                      -------------------------------------------------------------------------------------------------------------
                                                                                     JANUARY 17,
                                                       YEAR ENDED        YEAR ENDED    1995 TO       YEARS ENDED DECEMBER 31,
                         SIX MONTHS ENDED             DECEMBER 31,      DECEMBER 31, DECEMBER 31,  --------------------------------
                           JUNE 30, 1997                  1996              1995       1995 (A)    1994 (F)   1993 (F)  1992 (F)(G)
                      -------------------------   --------------------- ------------ ------------  --------   --------  -----------
                      INVESTOR A    INVESTOR B    INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                      -----------   -----------   ---------- ---------- ------------ ------------
                      (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........       $  9.43       $10.64       $  9.71     $10.95     $  8.92       $10.00     $  9.91    $  9.76     $ 10.00
                        -------       ------       -------     ------     -------       ------     -------    -------     -------
Investment
 Activities
 Net investment
  income.........          0.24         0.25          0.52       0.49        0.54         0.43        0.54       0.51        0.10
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          0.00        (0.03)        (0.29)     (0.31)       0.79         0.94       (0.99)      0.20       (0.23)
                        -------       ------       -------     ------     -------       ------     -------    -------     -------
 Total from
  Investment
  Activities.....          0.24         0.22          0.23       0.18        1.33         1.37       (0.45)      0.71       (0.13)
                        -------       ------       -------     ------     -------       ------     -------    -------     -------
Distributions
 Net investment
  income.........         (0.30)       (0.34)        (0.51)     (0.49)      (0.54)       (0.42)      (0.54)     (0.50)      (0.10)
 In excess of net
  investment
  income.........                                                                                               (0.06)      (0.01)
                        -------       ------       -------     ------     -------       ------     -------    -------     -------
 Total
  Distributions..         (0.30)       (0.34)        (0.51)     (0.49)      (0.54)       (0.42)      (0.54)     (0.56)      (0.11)
                        -------       ------       -------     ------     -------       ------     -------    -------     -------
NET ASSET VALUE,
 END OF PERIOD...       $  9.37       $10.52       $  9.43     $10.64     $  9.71       $10.95     $  8.92    $  9.91     $  9.76
                        =======       ======       =======     ======     =======       ======     =======    =======     =======
Total Return
 (excludes
 sales/redemption
 charge).........          2.55%(b)     2.08%(b)      2.51%      1.72%      15.22%       13.96%(e)   (4.64)%     7.38%      (1.31)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).       $49,666       $1,437       $33,694     $1,296     $36,538       $1,263     $32,721    $30,078     $24,588
Ratio of expenses
 to average net
 assets..........          1.12%(c)     1.93%(c)      1.11%      1.96%       1.09%        1.90%(c)    0.86%      0.65%       0.66%
Ratio of net
 investment
 income to
 average net
 assets..........          5.59%(c)     4.76%(c)      5.45%      4.59%       5.74%        4.80%(c)    5.78%      5.05%       4.00%
Ratio of expenses
 to average net
 assets*.........          1.18%(c)     1.93%(c)      1.20%      1.96%       1.18%        1.90%(c)    1.14%      1.08%       1.06%
Ratio of net
 investment
 income to
 average net
 assets*.........          5.53%(c)     4.76%(c)      5.36%      4.59%       5.65%        4.80%(c)    5.49%      4.62%       3.60%
Portfolio
 Turnover(d).....            37%          37%           53%        53%         75%          75%         83%       220%        117%

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f) Audited by other auditors.
(g) Investment operations and sales of shares to the public began on October 1, 1992.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                               INCOME EQUITY FUND
                      -----------------------------------------------------------------------------------------------------------
                                                                                    JANUARY 17,
                                                       YEAR ENDED       YEAR ENDED    1995 TO       YEARS ENDED DECEMBER 31,
                         SIX MONTHS ENDED             DECEMBER 31,      DECEMBER 31 DECEMBER 31,  -------------------------------
                           JUNE 30, 1997                  1996             1995       1995 (A)    1994 (F)  1993 (F)  1992 (F)(G)
                      -------------------------   --------------------- ----------- ------------  --------  --------  -----------
                      INVESTOR A    INVESTOR B    INVESTOR A INVESTOR B INVESTOR A   INVESTOR B
                      -----------   -----------   ---------- ---------- ----------- ------------
                      (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........      $ 11.92       $ 12.16      $ 11.70    $ 11.85     $ 10.15      $10.00     $ 10.63   $ 10.78     $ 10.00
                        -------       -------      -------    -------     -------      ------     -------   -------     -------
Investment
 Activities
 Net investment
  income..........         0.09          0.04         0.21       0.12        0.27        0.13        0.32      0.28        0.08
 Net realized and
  unrealized gains
  from
  investments.....         1.81          1.84         2.12       2.21        2.89        2.78        0.00      1.01        0.80
                        -------       -------      -------    -------     -------      ------     -------   -------     -------
 Total from
  Investment
  Activities......         1.90          1.88         2.33       2.33        3.16        2.91        0.32      1.29        0.88
                        -------       -------      -------    -------     -------      ------     -------   -------     -------
Distributions
 Net investment
  income..........        (0.09)        (0.04)       (0.21)     (0.12)      (0.27)      (0.13)      (0.31)    (0.27)      (0.08)
 In excess of net
  investment
  income..........                                                                                            (0.03)      (0.01)
 Net realized
  gains...........                                   (1.90)     (1.90)      (1.34)      (0.93)      (0.49)    (1.14)
                        -------       -------      -------    -------     -------      ------     -------   -------     -------
 Total
  Distributions...        (0.09)        (0.04)       (2.11)     (2.02)      (1.61)      (1.06)      (0.80)    (1.44)      (0.10)
                        -------       -------      -------    -------     -------      ------     -------   -------     -------
NET ASSET VALUE,
 END OF PERIOD....      $ 13.73       $ 14.00      $ 11.92    $ 12.16     $ 11.70      $11.85     $ 10.15   $ 10.63     $ 10.78
                        =======       =======      =======    =======     =======      ======     =======   =======     =======
Total Return
 (excludes
 sales/redemption
 charge)..........        16.00%(b)     15.48%(b)    19.88%     19.67%      31.45%      29.28%(e)    3.08%    12.11%       8.74%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000)..      $83,796       $13,964      $73,368    $ 7,632     $60,845      $2,833     $34,965   $24,387     $12,262
Ratio of expenses
 to average net
 assets...........         1.72%(c)      2.51%(c)     1.76%      2.48%       1.49%       2.46%(c)    1.30%     1.47%       1.48%
Ratio of net
 investment income
 to average net
 assets...........         1.45%(c)      0.68%(c)     1.62%      0.88%       2.27%       1.12%(c)    2.93%     2.55%       3.16%
Ratio of expenses
 to average net
 assets*..........         1.77%(c)      2.51%(c)     1.85%      2.54%       1.74%       2.51%(c)    1.58%     1.64%       2.02%
Ratio of net
 investment income
 to average net
 assets*..........         1.40%(c)      0.68%(c)     1.53%      0.82%       2.02%       1.07%(c)    2.65%     2.38%       2.62%
Portfolio Turnover
 (d)..............           75%           75%         166%       166%        180%        180%        119%      145%         12%
Average commission
 rate paid (h)....      $0.0537       $0.0537      $0.0541    $0.0541

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f) Audited by other auditors.
(g) Investment operations and sales of shares to the public began on October 1, 1992.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                         OHIO TAX-FREE BOND FUND
                          -------------------------------------------------------------------------------------------
                                                                                         JANUARY 17,   FROM AUGUST 1,
                                                           YEAR ENDED        YEAR ENDED    1995 TO      1994 THROUGH
                             SIX MONTHS ENDED             DECEMBER 31,      DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                               JUNE 30, 1997                  1996              1995       1995 (A)     1994 (A)(E)
                          -------------------------   --------------------- ------------ ------------  --------------
                          INVESTOR A    INVESTOR B    INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                          -----------   -----------   ---------- ---------- ------------ ------------
                          (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.41        $10.64       $ 10.51     $10.73     $  9.83       $10.00        $ 10.00
                            ------        ------       -------     ------     -------       ------        -------
Investment Activities
 Net investment income..      0.16          0.18          0.40       0.32        0.39         0.27           0.12
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.02         (0.06)        (0.10)     (0.09)       0.67         0.73          (0.17)
                            ------        ------       -------     ------     -------       ------        -------
 Total from Investment
  Activities............      0.18          0.12          0.30       0.23        1.06         1.00          (0.05)
                            ------        ------       -------     ------     -------       ------        -------
Distributions
 Net investment income..     (0.29)        (0.25)        (0.40)     (0.32)      (0.38)       (0.27)         (0.12)
                            ------        ------       -------     ------     -------       ------        -------
NET ASSET VALUE,
 END OF PERIOD..........    $10.30        $10.51       $ 10.41     $10.64     $ 10.51       $10.73        $  9.83
                            ======        ======       =======     ======     =======       ======        =======
Total Return (excludes
 sales/redemption
 charge)................      1.77%(b)      1.13%(b)      2.95%      2.21%      10.96%       10.10%(f)      (0.47)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........    $7,189        $1,305       $10,693     $  984     $11,091       $  626        $10,190
Ratio of expenses to
 average net assets.....      1.52%(c)      2.30%(c)      1.45%      2.25%       1.49%        2.27%(c)       1.08%(c)
Ratio of net investment
 income to average net
 assets.................      3.97%(c)      3.11%(c)      3.87%      3.07%       3.77%        3.01%(c)       2.92%(c)
Ratio of expenses to
 average net assets*....      1.62%(c)      2.40%(c)      1.55%      2.36%       1.64%        2.41%(c)       1.44%(c)
Ratio of net investment
 income to average net
 assets*................      3.87%(c)      3.01%(c)      3.77%      2.96%       3.62%        2.87%(c)       2.56%(c)
Portfolio Turnover (d)..         0%            0%            6%         6%         34%          34%            29%

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Audited by other auditors.
(f) Represents total return for Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for Investor B shares from January 17, 1995 to December 31, 1995.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                                BALANCED FUND
                          ----------------------------------------------------------------------------------------------
                                                                                         JANUARY 17,   FROM SEPTEMBER 1,
                                                           YEAR ENDED        YEAR ENDED    1995 TO       1994 THROUGH
                             SIX MONTHS ENDED             DECEMBER 31,      DECEMBER 31, DECEMBER 31,    DECEMBER 31,
                               JUNE 30, 1997                  1996              1995       1995 (A)       1994 (A)(F)
                          -------------------------   --------------------- ------------ ------------  -----------------
                          INVESTOR A    INVESTOR B    INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                          -----------   -----------   ---------- ---------- ------------ ------------
                          (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 11.69       $ 12.04      $ 11.36    $ 11.70      $ 9.79       $10.00          $10.00
                            -------       -------      -------    -------      ------       ------          ------
Investment Activities
 Net investment income..       0.12          0.07         0.31       0.26        0.35         0.25            0.10
 Net realized and
 unrealized gains
  (losses) from
 investments............       0.89          0.92         0.33       0.34        1.66         1.79           (0.18)
                            -------       -------      -------    -------      ------       ------          ------
 Total from Investment
 Activities.............       1.01          0.99         0.64       0.60        2.01         2.04           (0.08)
                            -------       -------      -------    -------      ------       ------          ------
Distributions
 Net investment income..      (0.12)        (0.07)       (0.31)     (0.26)      (0.34)       (0.24)          (0.13)
 Net realized gains.....                                                        (0.10)       (0.10)
                            -------       -------      -------    -------      ------       ------          ------
 Total Distributions....      (0.12)        (0.07)       (0.31)     (0.26)      (0.44)       (0.34)          (0.13)
                            -------       -------      -------    -------      ------       ------          ------
NET ASSET VALUE,
 END OF PERIOD..........    $ 12.58       $ 12.96      $ 11.69    $ 12.04      $11.36       $11.70          $ 9.79
                            =======       =======      =======    =======      ======       ======          ======
Total Return (excludes
sales/redemption
 charge)................       8.72%(c)      8.26%(c)     5.76%      5.27%      20.83%       20.53%(b)       (0.82)%(c)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period (000)............    $ 9,921       $10,740      $10,786    $10,008      $9,427       $5,030          $2,709
Ratio of expenses to
average net assets......       1.88%(d)      2.73%(d)     1.70%      2.54%       1.28%        2.04%(d)        1.48%(d)
Ratio of net investment
income to  average net
assets..................       2.01%(d)      1.16%(d)     2.87%      2.03%       3.48%        2.69%(d)        4.01%(d)
Ratio of expenses to
average net  assets*....       2.09%(d)      2.83%(d)     1.94%      2.68%       1.67%        2.84%(d)        4.61%(d)
Ratio of net investment
income to  average net
assets*.................       1.81%(d)      1.06%(d)     2.63%      1.89%       3.09%        1.89%(d)        0.88%(d)
Portfolio Turnover (e)..         72%           72%          98%        98%         13%          13%              1%
Average commission rate
paid (g)................    $0.0600       $0.0600      $0.0891    $0.0891

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(c) Not Annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.
(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------




                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                     STOCK APPRECIATION FUND
                          ----------------------------------------------------------------------------------------
                                                                                  FROM OCTOBER 1,  FROM OCTOBER 1,
                                                             YEAR ENDED            1995 THROUGH     1995 THROUGH
                             SIX MONTHS ENDED               DECEMBER 31,           DECEMBER 31,     DECEMBER 31,
                               JUNE 30, 1997                    1996                 1995 (B)        1995 (A)(B)
                          --------------------------    -----------------------   ---------------  ---------------
                          INVESTOR A     INVESTOR B     INVESTOR A   INVESTOR B     INVESTOR A       INVESTOR B
                          -----------    -----------    ----------   ----------   ---------------  ---------------
                          (UNAUDITED)    (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  9.43        $  9.77       $  9.50      $  9.91         $ 10.00          $10.00
                            -------        -------       -------      -------         -------          ------
Investment Activities
 Net investment income..      (0.03)         (0.05)        (0.14)       (0.15)          (0.01)          (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.56           0.58          1.10         1.04           (0.12)          (0.08)
                            -------        -------       -------      -------         -------          ------
 Total from Investment
 Activities.............       0.53           0.53          0.96         0.89           (0.13)          (0.09)
                            -------        -------       -------      -------         -------          ------
Distributions
 Net realized gains.....                                   (1.03)       (1.03)          (0.37)
                            -------        -------       -------      -------         -------          ------
NET ASSET VALUE,
 END OF PERIOD..........    $  9.96        $ 10.30       $  9.43      $  9.77         $  9.50          $ 9.91
                            =======        =======       =======      =======         =======          ======
Total Return
 (excludes
 sales/redemption
 charge)................       5.62%(c)       5.42%(c)     10.17%        9.05%          (1.20)%(c)      (0.90)%(c)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period (000)............    $24,048        $   935       $31,227      $   687         $40,995          $   72
Ratio of expenses to
average net assets......       2.11%(d)       2.87%(d)      1.91%        2.64%           1.76%(d)        2.30%(d)
Ratio of net investment
 loss
 to average net assets..      (0.45)%(d)     (1.23)%(d)    (1.25)%      (2.01)%         (0.49)%(d)      (1.69)%(d)
Ratio of expenses to
average net assets*.....           (g)            (g)           (g)          (g)         1.77%(d)        2.39%(d)
Ratio of net investment
 loss
 to average net assets*.           (g)            (g)           (g)          (g)        (0.50)%(d)      (1.78)%(d)
Portfolio Turnover (e)..         48%            48%          162%         162%             46%             46%
Average commission rate
paid (h)................    $0.0600        $0.0600       $0.0597      $0.0597

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.
(g) There were no waivers or reimbursements during the period.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                                          STOCK APPRECIATION FUND
                                                              --------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                                              --------------------------------------------
                                                              1995 (F)    1994 (F)    1993 (F)    1992 (F)
                                                              --------    --------    --------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD........................................  $  8.25     $ 10.18     $  7.98     $  7.70
                                                              -------     -------     -------     -------
Investment Activities
 Net investment loss........................................    (0.07)      (0.12)      (0.17)      (0.08)
 Net realized and unrealized gains
  (losses) from investments.................................     2.14       (1.26)       2.57        1.41
                                                              -------     -------     -------     -------
 Total from Investment Activities...........................     2.07       (1.38)       2.40        1.33
                                                              -------     -------     -------     -------
Distributions
 Net realized gains.........................................    (0.32)      (0.55)      (0.20)      (1.05)
                                                              -------     -------     -------     -------
NET ASSET VALUE,
 END OF PERIOD..............................................  $ 10.00     $  8.25     $ 10.18     $  7.98
                                                              =======     =======     =======     =======
Total Return
 (excludes sales/redemption charge).........................    25.12%     (13.91)%     30.61%      16.69%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................  $44,500     $47,880     $59,330     $28,750
Ratio of expenses to average net assets.....................     2.61%       2.44%       2.47%       2.70%
Ratio of net investment loss to average net assets..........    (0.73)%     (1.35)%     (1.85)%     (1.00)%
Ratio of expenses to average net assets*....................         (g)         (g)         (g)         (g)
Ratio of net investment loss
 to average net assets*.....................................         (g)         (g)         (g)         (g)
Portfolio Turnover (e)......................................      197%        254%        216%        288%
Average commission rate paid (h)............................

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                                    LARGE COMPANY
                                                                     SELECT FUND
                                                               --------------------------
                                                                FROM JANUARY 2, 1997
                                                                  THROUGH JUNE 30,
                                                                       1997(A)
                                                               --------------------------
                                                               INVESTOR A     INVESTOR B
                                                               -----------    -----------
                                                               (UNAUDITED)    (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.........................................    $ 10.00        $ 10.00
                                                                 -------        -------
Investment Activities
 Net investment income (loss)................................       0.00          (0.01)
 Net realized and unrealized gains (losses) from
  investments................................................       1.89           1.86
                                                                 -------        -------
 Total from Investment Activities............................       1.89           1.85
                                                                 -------        -------
Distributions
 Net investment income.......................................      (0.03)          0.00
                                                                 -------        -------
NET ASSET VALUE,
 END OF PERIOD...............................................    $ 11.86        $ 11.85
                                                                 =======        =======
Total Return (excludes sales/redemption charge)..............      18.91%(b)      18.50%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)............................    $30,662        $   527
Ratio of expenses to average net assets......................       1.68%(c)       2.48%(c)
Ratio of net investment income (loss) to average
 net assets..................................................      (0.01)%(c)     (0.67)%(c)
Ratio of expenses to average net assets......................           (f)            (f)
Ratio of net investment income to average net assets.........           (f)            (f)
Portfolio Turnover (d).......................................         15%            15%
Average commission rate paid (e).............................    $0.0907        $0.0907

-------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.
(f) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

                          The Riverfront Funds, Inc.


                              INVESTMENT ADVISER
                              The Provident Bank
                            One East Fourth Street
                            Cincinnati, Ohio 45202


                                 DISTRIBUTOR
                             BISYS Fund Services
                              3435 Stelzer Road
                             Columbus, Ohio 43219


                       FOR ADDITIONAL INFORMATION CALL
                              The Provident Bank
                             Mutual Fund Services
                                1-800-424-2295